                                                                   EXHIBIT 10.13



[***]=Certain information in this Exhibit has been omitted and filed separately with the Securities and Exchange Commission.



                        TELECOMMUNICATIONS OFFICE LEASE
                        -------------------------------

                          CARRIER CENTER LOS ANGELES


                     600 SEVENTH STREET ASSOCIATES, INC.,

                           a California corporation

                                 as Landlord,

                                      and

                                EQUINIX, INC.,

                            a Delaware corporation,

                                   as Tenant

                          CARRIER CENTER LOS ANGELES
                          --------------------------

                                     INDEX
                                     -----

ARTICLE       SUBJECT MATTER                                                   PAGE
-------       --------------                                                   ----

ARTICLE 1     PREMISES, BUILDING, PROJECT, AND COMMON AREAS.................     1
ARTICLE 2     LEASE TERM; OPTION TERMS......................................     1
ARTICLE 3     BASE RENT.....................................................     1
ARTICLE 4     ADDITIONAL RENT...............................................     1
ARTICLE 5     USE OF PREMISES...............................................     6
ARTICLE 6     SERVICES AND UTILITIES........................................     7
ARTICLE 7     REPAIRS.......................................................     9
ARTICLE 8     ADDITIONS AND ALTERATIONS.....................................    10
ARTICLE 9     COVENANT AGAINST LIENS........................................    11
ARTICLE 10    INSURANCE.....................................................    12
ARTICLE 11    DAMAGE AND DESTRUCTION........................................    14
ARTICLE 12    NONWAIVER.....................................................    16
ARTICLE 13    CONDEMNATION..................................................    16
ARTICLE 14    ASSIGNMENT AND SUBLETTING.....................................    16
ARTICLE 15    SURRENDER OF PREMISES; OWNERSHIP
              AND REMOVAL OF TRADE FIXTURES.................................    20
ARTICLE 16    HOLDING OVER..................................................    20
ARTICLE 17    ESTOPPEL CERTIFICATES.........................................    20
ARTICLE 18    SUBORDINATION.................................................    21
ARTICLE 19    DEFAULTS; REMEDIES............................................    21
ARTICLE 20    COVENANT OF QUIET ENJOYMENT...................................    23
ARTICLE 21    SECURITY DEPOSIT..............................................    23
ARTICLE 22    SUPPLEMENTAL EQUIPMENT........................................    24
ARTICLE 23    SIGNS.........................................................    27
ARTICLE 24    COMPLIANCE WITH LAW...........................................    27
ARTICLE 25    LATE CHARGES..................................................    27
ARTICLE 26    LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT..........    27
ARTICLE 27    ENTRY BY LANDLORD.............................................    28
ARTICLE 28    PARKING.......................................................    28
ARTICLE 29    MISCELLANEOUS PROVISIONS......................................    28

EXHIBITS

A-1           OUTLINE OF SUITE 600

A-2           ROOF SPACE AND ROOF SYSTEMS SUPPORT PAD

A-3           OUTLINE OF MUST TAKE SPACE

B             TENANT WORK LETTER

C             FORM OF NOTICE OF LEASE TERM DATES

D             RULES AND REGULATIONS

E             FORM OF TENANT'S ESTOPPEL CERTIFICATE

F             FORM NON-DISTURBANCE AGREEMENT

G             PROJECT SOUND REQUIREMENTS AND SPECIFICATIONS

H             ANTENNA SPACE RIDER

I             FORM OF MEMORANDUM OF LEASE

                          CARRIER CENTER LOS ANGELES
                          --------------------------

                         INDEX OF MAJOR DEFINED TERMS
                         ----------------------------

                                                                             LOCATION OF
                                                                             DEFINITION IN
DEFINED TERMS                                                                OFFICE LEASE
-------------                                                                ------------
Abatement Event...................................................................... 13
Acceptable Changes................................................................... 15
Accountant........................................................................... 11
Additional Electrical Supply......................................................... 12
Additional Rent......................................................................  5
Alterations.......................................................................... 14
Antenna Conduit Space......................................................... Exhibit H
Antenna Conduits.............................................................. Exhibit H
Antenna Space................................................................. Exhibit H
Antenna Space Effective Date.................................................. Exhibit H
Antennas...................................................................... Exhibit H
Auxiliary Space...................................................................... 30
Base Building........................................................................ 15
Base Rent............................................................................  5
Base Year............................................................................  5
BOMA.................................................................................  2
Brokers.............................................................................. 37
Building.............................................................................  1
Building Structure................................................................... 14
Building Systems..................................................................... 14
Claims........................................................................... 17, 31
Collocation Agreements............................................................... 23
Common Areas.........................................................................  1
Connecting Equipment................................................................. 29
Contract...................................................................... Exhibit B
Cost Pools...........................................................................  9
Customers............................................................................ 23
Damage Termination Date.............................................................. 20
Damage Termination Notice............................................................ 20
Direct Expenses......................................................................  5
Effective Date....................................................................... iv
Electrical Equipment................................................................. 12
Eligibility Period................................................................... 13
Estimate............................................................................. 10
Estimate Statement................................................................... 10
Estimated Excess..................................................................... 10
Excess...............................................................................  9
Exercise Date........................................................................  3
Expense Year.........................................................................  6
Fair Rental Value....................................................................  3
Final Costs................................................................... Exhibit B
Fire-Suppression System.............................................................. 29
Force Majeure........................................................................ 35
Future Mortgage...................................................................... 26
HVAC................................................................................. 12
Landlord............................................................................. iv
Landlord Parties..................................................................... 16
Landlord Repair Notice............................................................... 19
Lease................................................................................ iv
Lease Commencement Date..............................................................  2
Lease Expiration Date................................................................  3
Lease Term...........................................................................  2
Lease Year...........................................................................  3
License.............................................................................. 29
Lines................................................................................ 30
Notices.............................................................................. 35
Operating Expenses...................................................................  6

Option Rent..........................................................................  3
Option Rent Notice...................................................................  3
Premises.............................................................................  1
Project..............................................................................  1
Proposition 13.......................................................................  8
Quoted Rent.......................................................................... 22
Renovations.......................................................................... 37
Rent.................................................................................  5
Review Period........................................................................ 10
Security Deposit..................................................................... 28
Statement............................................................................  9
Subject Space........................................................................ 21
Summary.............................................................................. iv
Supplemental Equipment............................................................... 30
Tax Expenses.........................................................................  8
Tenant............................................................................... iv
Tenant Damage Event.................................................................. 20
Tenant Work Letter...................................................................  1
Tenant's Conduit..................................................................... 30
Tenant's Exercise Notice.............................................................  3
Tenant's HVAC Equipment.............................................................. 29
Tenant's Share.......................................................................  9
Transfer Notice...................................................................... 21
Transfer Premium..................................................................... 23
Transferee........................................................................... 21
Transferee's Rent.................................................................... 22
Transfers............................................................................ 21

                          CARRIER CENTER LOS ANGELES
                          --------------------------

                        TELECOMMUNICATIONS OFFICE LEASE
                        -------------------------------

     This Telecommunications Office Lease (the "Lease"), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the
             ---------
"Summary"), below, is made by and between 600 SEVENTH STREET ASSOCIATES, INC., a California corporation ("Landlord"), and EQUINIX, INC., a Delaware corporation ("Tenant").

                      SUMMARY OF BASIC LEASE INFORMATION
                      ----------------------------------


TERMS OF LEASE                               DESCRIPTION
--------------                               -----------

1.   Date:                                   August 6, 1999 (the "Effective
                                             Date)

2.   Premises
     (Article 1).
      ---------

     2.1  Building:                          [*]
                                             Los Angeles, California 90014
                                             Building RSF:  ______________

     2.2  Premises:                          Approximately [*] rentable square
                                             feet of space consisting of (i)
                                             approximately [*] rentable square
                                             feet of space comprising the entire
                                             sixth (6th) floor of the Building,
                                             and known as Suite 600 (the "Suite
                                             600 Space"), and (ii) approximately
                                             [*] rentable square feet of space
                                             located on the roof of the Building
                                             (the "Roof Space"), both as further
                                             set forth in Exhibit A-1 and
                                                          -----------
                                             Exhibit A-2 to this
                                             -----------
                                             Telecommunications Office Lease.

3.        Lease Term
          (Article 2).
           ---------

          3.1  Length of Term:               One Hundred Eighty (180) months.

          3.2  Lease Commencement            June 1, 2000
               Date:

          3.3  Lease Expiration Date:        The date immediately preceding the
                                             one hundred eightieth (180th) month
                                             anniversary of the Lease
                                             Commencement Date.

4.        Base Rent (Article 3):
                     ---------
          4.1  Base Rent:
                                                                 Annual
                                          Monthly              Rental Rate
Months of          Annual               Installment            per Rentable
Lease Term        Base Rent             of Base Rent           Square Foot
----------        ---------             ------------           -----------
  1 - 12             $[*]                   $[*]                 $[*]
 13 - 24             $[*]                   $[*]                 $[*]
 25 - 36             $[*]                   $[*]                 $[*]
 37 - 48             $[*]                   $[*]                 $[*]
 49 - 60             $[*]                   $[*]                 $[*]
 61 - 72             $[*]                   $[*]                 $[*]
 73 - 84             $[*]                   $[*]                 $[*]
 85 - 96             $[*]                   $[*]                 $[*]
 97 - 108            $[*]                   $[*]                 $[*]
109 - 120            $[*]                   $[*]                 $[*]

*CONFIDENTIAL TREATMENT REQUESTED CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

121 - 132            $[*]                   $[*]                 $[*]
133 - 144            $[*]                   $[*]                 $[*]
145 - 156            $[*]                   $[*]                 $[*]
157 - 168            $[*]                   $[*]                 $[*]
169 - 180            $[*]                   $[*]                 $[*]

4.2  Base Rent Abatement        Tenant shall be entitled to an abatement of Base
     (Section 3.2):             Rent for a portion of the Premises during the
                                first (1st) [*] months of the Lease Term pursuant to the terms and conditions of Section
                                3.2.

5.  Base Year                   Calendar year 2000.
    (Article 4):
     ---------

6.  Tenant's Share              Approximately [*]%.
    (Article 4):
     ---------

7.  Permitted Use               General office use and operation of
    (Article 5):                telecommunications equipment consistent with a
     ---------
                                first-class telecommunications building

8.  Security Deposit            $[*]
    (Article 21):
     ----------

9.  Address of Tenant           901 Marshall Avenue, 2nd Floor
    (Section 29.18):            Redwood City, CA 94063
     -------------
                                Attention:  Art Chinn

                                with a copy to:

                                [*]
                                Suite 600
                                Los Angeles, CA 90014

10.  Address of Landlord        See Section 29.18 of the Lease.
     (Section 29.18):               -------------
      -------------

11.  Parking                    Subject to the terms and conditions of Section
     (Article 28)                                                      -------
      ----------
                                28, Tenant shall be permitted to rent up to
                                --
                                fifteen (15) undesignated and unreserved parking passes in the Parking Structure.

12.  Broker(s)                  Landlord's Representative:
     (Section 29.24):           -------------------------
      -------------
                                Telecom Real Estate Services, Inc.

*CONFIDENTIAL TREATMENT REQUESTED CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   ARTICLE 1
                                   ---------

                 PREMISES, BUILDING, PROJECT, AND COMMON AREAS
                 ---------------------------------------------

     1.1  Premises, Building, Project and Common Areas.
          --------------------------------------------

          1.1.1  The Premises.  Landlord hereby leases to Tenant and Tenant
                 ------------
hereby leases from Landlord the premises set forth in Section 2.2 of the Summary
                                                      -----------
(the "Premises").  The outline of the Premises is set forth in Exhibit A-1 and
                                                               -----------
Exhibit A-2 attached hereto.  The parties hereto agree that the lease of the
-----------
Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibits A-1, A-2 and A-3 is to show the approximate location of the Premises
-------------------------
and the Must Take Space and the First Offer Space in the "Building," as that term is defined in Section 1.1.2, below, only, and such Exhibits are not meant
                   -------------
to constitute an agreement, representation or warranty as to the construction of the Premises or the Must Take Space, the precise area thereof or the specific location of the "Common Areas," as that term is defined in Section 1.1.3, below,
                                                           -------------
or the elements thereof or of the accessways to the Premises, Must Take Space or the "Project," as that term is defined in Section 1.1.2, below. Except as
                                          -------------
specifically set forth in this Lease and in the work letter attached hereto as

Exhibit B (the "Tenant Work Letter"), Landlord shall not be obligated to provide
---------
or pay for any improvements, work or services related to the improvement, remodeling or refurbishment of the Premises, and Tenant shall accept the Premises in its "AS IS" condition on the Lease Commencement Date. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in good and sanitary order, condition and repair.

          1.1.2  The Building and The Project.  The Premises are a part of that
                 ----------------------------
certain seven (7) story office building set forth in Section 2.1 of the Summary
                                                     -----------
(the "Building"). The Building is part of an office project known as "Carrier Center Los Angeles. The term "Project," as used in this Lease, shall mean (i) the Building and the Common Areas, and (ii) the land (which is improved with landscaping and other improvements) upon which the Building and the Common Areas are located, and (iii) at Landlord's reasonable discretion, any additional real property, areas, land, buildings or other improvements added thereto outside of the Project, which Landlord reasonably anticipates will directly benefit Tenant.

          1.1.3  Common Areas.  Tenant shall have the non-exclusive right to use
                 ------------
in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the
                           ---------
Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the "Common Areas"). The manner in which the Common Areas are maintained and operated shall be consistent with other similarly situated telecommunications buildings in the downtown Los Angeles area and Tenant's use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas, provided that Landlord shall use commercially reasonable efforts to ensure that any such alterations or additions to the Common Areas do not unreasonably interfere with Tenant's use and occupancy of the Premises.

          1.1.4  Access.  Landlord agrees that, subject to Landlord's reasonable
                 ------
rules and regulations, and access control systems and procedures, Tenant shall have access to the Premises 24 hours a day, 365 days a year during the Lease Term.

     1.2  Must Take Space.
          ---------------

          1.2.1  Description of Must Take Space.  Commencing as of [*] (the
                 ------------------------------
"Must Take Space Commencement Date") the Premises shall be expanded to include a portion of the seventh (7th) floor of the Building consisting of approximately [*] rentable square feet of space as more particularly shown on the floor plan attached hereto as Exhibit A-3 (the "Must Take Space"). The Must Take Space shall not include the areas shown as the "Leasing and Management Office" and "Historic Suite" on Exhibit A-3.
                    ------------

          1.2.2     Base Rent. In addition to the Base Rent payable by Tenant to
                    ---------
Landlord for the Premises, commencing upon the Must Take Commencement Date (as defined above), Tenant shall pay to Landlord, as Base Rent for each rentable square foot of the Must Take Space, an amount equal to the


*CONFIDENTIAL TREATMENT REQUESTED CONDIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Base Rent paid by Tenant for each rentable square foot of the original Premises as of the Must Take Space Commencement Date and shall be subject to adjustment as set forth in Section 4 of the Summary. Tenant shall not be entitled to any
                ---------
Base Rent Abatement for the Must Take Space pursuant to Section 3.2 below. In
                                                        -----------
addition, for purposes of calculating Tenant's Share of Directing Expenses in excess of Direct Expenses for the Base Year, effective as of the Must Take Commencement Date, Tenant's Share shall be increased to [*]%, calculated by dividing the rentable square feet of the Premises and Must Take Space by the total rentable square feet within the Project.

     1.2.3     Term.  The lease term for the Must-Take Space shall commence as
               ----
of the Must Take Commencement Date, and shall expire at the expiration of the Lease Term (as may be extended pursuant to Section 2.2 below).
                                           -----------

          1.2.4  Improvement of Must Take Space.  The Must Take Space shall be
                 ------------------------------
delivered to Tenant on the Must-Take Commencement Date in its "AS IS" condition, without any obligation on Landlord's part to construct or pay for any Tenant Improvements or alterations for the Must-Take Space; provided, however, Landlord shall provide Tenant with a tenant improvement allowance for the Must Take Space ("Must Take Improvement Allowance") equal to $25.00 per square foot of the Must Take Space for the construction of certain Tenant Improvements in the Must-Take Space pursuant to the provisions of Exhibit B attached to this Lease, except for purposes of the Must-Take Space only, the following modifications to Exhibit B shall apply with respect to the Must Take Space: (i) all references in Exhibit B to the "Premises" shall, for purposes of this Section 1.2, mean the "Must Take Space" .1.2.5 Other Terms. The Must Take Space shall become part of the
               -----------
Premises for all purposes of this Lease as of the Must Take Commencement Date, and except as otherwise expressly provided in this Section 1.2, all of the terms and conditions of this Lease shall apply to the Must Take Space following the Must Take Commencement Date as though the Must Take Space was originally part of the Premises. Following delivery of the Must-Take Space to Tenant, Tenant shall execute an amendment adding such Must-Take Space to this Lease upon the foregoing terms and conditions within thirty (30) days of delivery of such amendment to Tenant by Landlord.

          1.2.6 Additional Roof Rights: Commencing on the Must Take space commencement date defined in Section 1.2.1 above, Tenant shall be entitled to utilize the portion of the roof system support pad designated as Portion B on Exhibit A-2 attached hereto for the installation of additional Tenants to service the Must Take space.

     1.4  Rentable Square Feet.  The rentable square feet of the Premises are
          --------------------
approximately as set forth in Section 2.2 of the Summary, and the rentable
                              -----------
square feet of the Building is approximately as set forth in Section 2.1 of the
                                                             -----------
Summary. For purposes hereof, the "rentable square feet" of the Premises, and the Must Take Space shall be calculated by Landlord pursuant to the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996 ("BOMA"), as modified for the Project pursuant to Landlord's standard rentable area measurements for the Project, to include, among other calculations, (i) a portion of the Common Areas and service areas of the Project, and (ii) the vertical penetrations of the Project used for telecommunications and utility purposes (i.e. the bus duct risers and conduit chases). The rentable square feet of the Premises, the rentable square feet of the Must Take Space and the rentable square feet of the Building are not subject to adjustment or remeasurement by Tenant, but shall be remeasured by Landlord within ninety (90) days following the delivery of the respective Premises, Expansion Space and any First Offer Space to Tenant, and which measurements are subject to verification from time to time by Landlord through Landlord's planner/designer, and such verification shall be made in accordance with the provisions of this Section
                                                                     -------
1.4.  The determination of Landlord's planner/designer shall be conclusive and
---
binding upon the parties. In the event that Landlord's planner/designer determines that the rentable square footage shall be different from those set forth in this Lease, all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect rentable square feet (including, without limitation, the amount of the Base Rent and Tenant's Share) shall be modified in accordance with such determination. If such determination is made, it will be confirmed in writing by Landlord to Tenant.

*CONFIDENTIAL TREATMENT REQUESTED CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   ARTICLE 2
                                   ---------

                           LEASE TERM; OPTION TERMS
                           ------------------------

     2.1  Lease Term.  The terms and provisions of this Lease shall be effective
          ----------
as of the date of this Lease. The term of this Lease (the "Lease Term") shall be as set forth in Section 3.1 of the Summary, shall commence on the date set
                   -----------
forth in Section 3.2 of the Summary (the "Lease Commencement Date"), and shall
         -----------
terminate on the date set forth in Section 3.3 of the Summary (the "Lease
                                   -----------
Expiration Date") unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Landlord or Tenant may deliver to the other party a notice in the form as set forth in Exhibit C, attached hereto, as a confirmation
                                   ---------
only of the information set forth therein, which receiving party shall execute and return such notice to the other party within ten (10) days of receipt thereof.

     2.2  Option Term.
          -----------

          2.2.1  Option Right.  Landlord hereby grants to Tenant two (2)
                 ------------
consecutive options to extend the Lease Term for a period of five (5) years each (each, an "Option Term"), each of which options shall be exercisable only by written notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of any such notice, Tenant is not in default under this Lease and Tenant has not previously been in default under this Lease beyond any applicable cure periods more than three (3) times. Upon the proper exercise of any such option to extend, and provided that, as of the end of the initial Lease Term or initial Option Term, Tenant is not in default under this Lease beyond any applicable cure periods and Tenant has not previously been in default under this Lease beyond any applicable cure periods more than three (3) times, the Lease Term, as it applies to the Premises, shall be extended for the applicable Option Term. The rights contained in this Section 2.2 shall be
                                                      -----------
personal to the Original Tenant (and any Permitted Affiliates) and may only be exercised by the Original Tenant and any assignee (including any Permitted Affiliate) to which Tenant's entire interest in this Lease has been assigned pursuant to Article 14 below, and may only be exercised by the Original Tenant
            ----------
or such assignee, as the case may be (but not by any sublessee or other transferee of Tenant's interest in this Lease or the Premises) if the Original Tenant or such assignee, as the case may be, occupies at least seventy percent (70%) of the Premises as of the date Tenant purports to exercise the right to lease the Expansion Space.

          2.2.2  Option Rent.  The "Rent," as that term is defined in Section
                 -----------                                          -------
4.1, below, payable by Tenant during the applicable Option Term (the "Option
---
Rent") shall be equal to the greater of (i) the "Fair Rental Value" for the Premises as of the commencement of the then applicable Option Term, and (ii) the Rent payable by Tenant for the period immediately prior to the end of the Lease Term or then applicable Option Term. The "Fair Rental Value" shall mean the rent (including the obligation to directly pay electrical and janitorial expenses and including additional rent and considering any "base year" or "expense stop" applicable thereto), including all escalations, at which tenants using their premises predominantly for telecommunications oriented purposes (including without limitation the One Wilshire and 611 Wilshire buildings located in Los Angeles, California), as of the commencement of the applicable Option Term, are leasing non-sublease, non-encumbered, non-equity space comparable in size, location and quality to the Premises for a term of five (5) years, which comparable space is located in the Building or in comparable buildings in the downtown Los Angeles office market.

          2.2.3  Exercise of Option.  The applicable option contained in this
                 ------------------
Section 2.2 shall be exercised by Tenant, if at all, and only in the following
-----------
manner: (i) Tenant shall deliver written notice to Landlord not more than eighteen (18) months nor less than nine (9) months prior to the expiration of the applicable Lease or Option Term, stating that Tenant may be interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "Option Rent Notice") to Tenant not less than seven (7) months prior to the expiration of the applicable Lease or Option Term, setting forth Landlord's determination of the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the date (the "Exercise Date") which is the earlier of (A) the date occurring six (6) months prior to the expiration of the applicable Lease or Option Term, and (B) the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice, exercise the option by delivering written notice thereof to Landlord ("Tenant's Exercise Notice"), and concurrent with, such exercise, and in Tenant's Exercise Notice, Tenant may, at its option, object to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.2.4 below. Tenant's failure to deliver Tenant's Exercise Notice on or before the Exercise Date, shall be deemed to constitute Tenant's waiver of its extension rights hereunder.

          2.2.4.  Determination of Option Rent.  In the event Tenant timely and
                  ----------------------------
appropriately objects in Tenant's Exercise Notice to the Option Rent initially determined by Landlord, Landlord and

Tenant shall attempt to agree upon the Option Rent, using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within thirty (30) days following Landlord's receipt of Tenant's Exercise Notice objecting to the Option Rent (the "Outside Agreement Date"), then each party shall submit to the other party a separate written determination of the Option Rent within ten (10) business days after the Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with Sections 2.2.4.1 through 2.2.4.8 below. Failure of Tenant or Landlord to submit a written determination of the Option Rent within such ten (10) business day period shall conclusively be deemed to be the non-determining party's approval of the Option Rent submitted within such ten (10) business day period by the other party.

          2.2.4.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be an independent real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of comparable commercial office buildings in Los Angeles County, California. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Option Rent is the closest to the actual Fair Market Rent for the Premises as determined by the arbitrators, taking into account the requirements of Section 2 above. Each such arbitrator shall be appointed within thirty (30) days after the Outside Agreement Date.

          2.2.4.2 The two (2) arbitrators so appointed shall within ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

          2.2.4.3 The three (3) arbitrators shall within thirty (30) days after the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Option Rent and shall notify Landlord and Tenant thereof.

          2.2.4.4 The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

          2.2.4.5 If either Landlord or Tenant fails to appoint an arbitrator within thirty (30) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

          2.2.4.6 If the two (2) arbitrators fail to agree upon and appoint a third arbitrator within the time period provided in Section 2.2.4.2 above, then the parties shall mutually select the third arbitrator. If Landlord and Tenant are unable to agree upon the third arbitrator within ten (10) days, then either party may, upon at least five (5) days prior written notice to the other party, request the Presiding Judge of the Los Angeles County Superior Court, acting in his private and nonjudicial capacity, to appoint the third arbitrator. Following the appointment of the third arbitrator, the panel of arbitrators shall within thirty (30) days thereafter reach a decision as to whether Landlord's or Tenant's submitted Option Rent shall be used and shall notify Landlord and Tenant thereof.

          2.2.4.7 The cost of the arbitrators and the arbitration proceeding shall be paid by Landlord and Tenant equally, except that each party shall pay for the cost of its own witnesses and attorneys.

          2.2.4.8 Notwithstanding any such determination of Fair Market Rent by any such arbitrators, in no event shall the Annual Base Rent payable by Tenant during the Option Term be less than the Annual Base Rent payable by Tenant for the Lease Year immediately preceding Tenant's exercise of the applicable Option Term.

     2.3  Delay in Delivery of Possession/Early Occupancy.
          -----------------------------------------------

          2.3.1  Delay in Delivery of Possession.  Landlord shall endeavor to
                 -------------------------------
deliver possession of the Premises to Tenant on or before December 1, 1999 (the "Scheduled Delivery Date"). If Landlord fails to deliver the Premises to Tenant on or before the Scheduled Delivery Date, Landlord shall not be in default under this Lease, and shall not be liable to Tenant for any damages or expenses resulting therefrom. In such event the Lease Commencement Date shall be delayed
(i) day for day for each such day of Landlord Delay for the first sixty (60) days of such delay beyond the Scheduled Delivery Date (the "First Delay Period"), (ii) two (2) days for each such day of Landlord Delay beyond the First Delay Period until the date which is one hundred twenty (120) days following the Scheduled Delivery Date (the "Second Delay Period"), and (iii) three (3) days for each such day of Landlord Delay beyond the Second Delay Period until the date which is one hundred eighty (180) days following the Scheduled Delivery Date (the "Third Delay Period"). Notwithstanding the foregoing limitation on Landlord's liability to the contrary, if Landlord fails to deliver possession of the Premises to Tenant on or before June 1, 2000 (the "Outside Delivery Date"), then Tenant, as its sole and exclusive remedy, shall have the right to terminate this Lease by written notice delivered to Landlord by no later than June 15, 2000. Notwithstanding the foregoing, Tenant shall not be entitled to either (i) the Lease Commencement Date delays set forth in this Section 2.3.1(ii) and (iii)
                                                             ---------     -----
hereinabove, or (ii) the termination right set forth in this Section 2.3.1, if
                                                             -------------
Landlord's inability to deliver the Premises to Tenant on the Scheduled Delivery Date or Outside Delivery Date, as applicable, results from a Force Majeure Event described in Section 29.16 below.
             -------------

          2.3.2  Early Occupancy.  If Landlord delivers possession of the
                 ---------------
Premises to Tenant prior to the Lease Commencement Date, all the provisions of this Lease shall apply with respect to Tenant's possession and/or occupancy of the Premises, except that Tenant shall not be obligated to pay Base Rent during any such early occupancy period.

                                   ARTICLE 3
                                   ---------

                                   BASE RENT
                                   ---------

     3.1  Base Rent.  Subject to Section 3.2 below, Tenant shall pay, without
          ---------              -----------
prior notice or demand, to Landlord or Landlord's agent at the management office of the Project, or, at Landlord's option, at such other place as Landlord may from time to time designate in writing, by a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent for the Premises ("Base Rent") as set forth in
Section 4 of the Summary, payable in equal monthly installments as set forth in
---------
Section 4 of the Summary in advance on or before the first day of each and every
---------
calendar month during the Lease Term, without any setoff or deduction whatsoever except as otherwise set forth herein. The Base Rent for the first full month of the Lease Term shall be paid at the time of Tenant's execution of this Lease.
If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the applicable annual Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

     3.2  Base Rent Abatement.  Notwithstanding anything to the contrary
          -------------------
contained in Section 3.1, Landlord hereby waives Tenant's obligation to pay Base
             -----------
Rent for [*] rentable square feet of the initial Premises (the "Rent Abatement Space") for the first [*] ([*]) months after the Lease Commencement Date (the "Abatement Period"); provided, however, that if at any time during the Abatement Period (i) Tenant commences to utilize any portion of the Rent Abatement Space for installation or operation of Customer or Tenant's telecommunications equipment, or (ii) Landlord issues a notice to Tenant respecting a default on the part of Tenant which default is not cured within the applicable grace period, if any, Landlord's agreement to waive payment of Base Rent shall (a) in the event of item (i) above, be immediately revoked without further notice to Tenant and the rights of Tenant pursuant to this Section 3.2 shall be null and
                                                 -----------
void with respect to the portion of the Rent Abatement Space from which Tenant has commenced business operations, and (b) in the event of item (ii) above, be completely and immediately revoked without further notice to Tenant and the rights of Tenant pursuant to this Section 3.2 shall be null and void. In any
                                  -----------
such notice given by Landlord, Landlord shall have the right to demand any and all Base Rent which would have been due and payable in accordance with the Lease absent the waiver contained in this Section 3.2. Notwithstanding anything to
                                    -----------
the contrary contained in this Section 3.2, Tenant shall be required to make all
                               -----------
payments of Direct Expenses and Additional Rent during the Abatement Period and throughout the Lease Term.

*CONFIDENTIAL TREATMENT REQUESTED CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   ARTICLE 4
                                   ---------

                                ADDITIONAL RENT
                                ---------------

     4.1  General Terms.  In addition to paying the Base Rent specified in
          -------------
Article 3 of this Lease, Tenant shall pay "Tenant's Share" of the annual "Direct
---------
Expenses," as those terms are defined in Sections 4.2.6 and 4.2.2 of this Lease,
                                         --------------     -----
respectively allocated to the tenants of the Building, to the extent such Direct Expenses allocated to the tenants of the Building are in excess of Tenant's share of Direct Expenses applicable to the "Base Year," as that term is defined in Section 4.2.1 of this Lease. Such payments by Tenant, together with any and
   -------------
all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease (including without limitation the Conduit Rental described in Section 6.4
                                                                    -----------
below), are hereinafter collectively referred to as the "Additional Rent", and the Base Rent and the Additional Rent are herein collectively referred to as "Rent." All amounts due under this Article 4 as Additional Rent shall be
                                    ---------
payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.
     ---------

     4.2  Definitions of Key Terms Relating to Additional Rent.  As used in this
          ----------------------------------------------------
Article 4, the following terms shall have the meanings hereinafter set forth:
---------

          4.2.1  "Base Year" shall mean the period set forth in Section 5 of the
                                                                ---------
Summary.

          4.2.2 "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses."

          4.2.3 "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

          4.2.4 "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities (except for utilities provided to the Premises or to the premises of other tenants in the Building), the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project, and the amounts of insurance deductibles to the extent otherwise includable in Operating Expenses; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) costs incurred in connection with any parking areas servicing the Building (including without limitation the Parking Structure); (vi) fees and other costs, including management fees, consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project (including city sidewalks); (vii) payments under any equipment rental agreements and the fair rental value of any management office space; (viii) wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, maintenance and security of the Project; (ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Building; (xi) the cost of janitorial (except for janitorial services provided to the Premises or to the premises of other tenants in the Building), alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in the Project and in the Common Areas, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost at a rate equal to the floating commercial loan rate announced from time by Bank of America, a national banking association, or its successors, as its prime rate, plus two percent (2%) per annum (the "Interest Rate")) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are intended to effect economies in the operation or maintenance of the Project, or any portion thereof, to the extent of any reasonably anticipated savings by Landlord (B) that are required to comply with present or anticipated conservation programs, (C) which are replacements or modifications of nonstructural items located in the Project required to keep the Project in good order or condition, or (D) that are required under any governmental law or regulation enacted after the Lease Commencement Date; provided, however, that any capital expenditure shall be amortized (including interest on the unamortized cost at the Interest Rate in effect at the time such expenditure is placed in service) over its useful life as Landlord shall reasonably determine;
(xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute "Tax Expenses" as that term is defined in Section 4.2.5,
                                                                  -------------
below; and (xv) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building. If the Project is not at least ninety-five percent (95%) occupied during all or a portion of any Expense Year, Landlord shall make an adjustment to the components of Operating Expenses for such year to determine the amount of Operating Expenses that would have been incurred had the Building been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year. Operating Expenses for the Base Year shall not include market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, or amortized costs relating to capital improvements provided that, upon written request by Tenant, Landlord shall give Tenant notice of any such items which were not included in Operating Expenses for the Base Year. In no event shall the components of Direct Expenses for any Expense Year related to electrical costs be less than the components of Direct Expenses related to electrical costs in the Base Year.

          In the event Landlord does not carry earthquake insurance during the Base Year, and if Landlord adds earthquake insurance during any subsequent Expense Year, then from and after the date upon which such earthquake insurance is so added and continuing throughout the period during which such earthquake insurance is carried, Operating Expenses for the Base Year shall be deemed to be increased during the period of the Lease Term for which such earthquake insurance is maintained by Landlord in an amount equal to the actual cost of such earthquake insurance in the Expense Year it was implemented by Landlord,

          Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:

          (A) bad debt expenses, rent loss or reserves for bad debts and interest, principal payments, attorneys' fees, points and fees on debts, including lender costs and closing costs (except in connection with the financing of items which may be included in Operating Expenses) or amortization on any ground lease, mortgage or mortgages or any other debt instrument encumbering the Building or Project;

          (B) marketing costs, including leasing commissions, incurred in connection with lease, sublease and/or assignment transactions with present or prospective tenants or other occupants of the Building;

          (C) legal fees incurred in negotiating and enforcing tenant leases or other occupancy agreements or the defense of Landlord's title to or interest in the Project;

          (D) costs, including permit, license and inspection costs or architects and engineers fees, incurred with respect to the installation of other tenants' or occupants' improvements made for tenants or other occupants in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants in the Project;

          (E) the cost of providing any service directly to and paid directly by any tenant of the Building;

          (F) costs of any items (including, but not limited to, costs incurred by Landlord for the repair of damage to the Project or for items which are reimbursable under any contractor, manufacturer or supplier warranty), to the extent Landlord receives reimbursement from insurance proceeds (or would have received had Landlord maintained the insurance required under this Lease), condemnation proceeds or from a contractor, manufacturer, supplier or any other third party (other than reimbursement by tenants pursuant to the Operating Expenses pass-through provisions of their leases); such proceeds shall be credited to Operating Expenses in the year in which received, except that any deductible amount under any insurance policy shall be included within Operating Expenses in an amount of up to but not exceeding twenty thousand dollars ($20,000) per Expense Year;

          (G) costs of capital additions, capital alterations or capital improvements (including any replacements) in excess of a total of $25,000 for the Building per Expense Year, except those set forth in Section 4.2.4 (xiii)
                                                         --------------------
above;

          (H) depreciation, amortization and interest payments, except as set forth in Sections 4.2.4 (vii), (xii) and (xiii) above, and except on materials,
         --------------------------------------
tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard accounting practices and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

          (I)  Tax Expenses;

          (J) expenses in connection with services, utilities or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Project without charge;

          (K) costs and the overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis;

          (L) Landlord's general corporate overhead and general and administrative expenses, including without limitation, all compensation above that which is normal and customary in the Los Angeles market to employees of Landlord above the level of building manager;

          (M) advertising and promotional expenditures, and costs of signs in or on the Project identifying the owner of the Project or other tenants' signs;

          (N) tax penalties on the Project arising out of Landlord's acts or omissions incurred as a result of Landlord's negligence, inability or unwillingness to make payments or file returns when due;

          (O) costs arising from Landlord's charitable or political contributions;

          (P) costs, penalties, fines, awards or interest necessitated by or resulting from the gross negligence or willful misconduct of Landlord, or any of its agents, employees or independent contractors;

          (Q) rent and other payments under any ground or underlying lease of the Building or Project;

          (R) the cost of correcting any latent defects in the initial design or construction of the Building or the Project improvements other than any cost arising out of the Tenant Improvements or Alterations;

          (S) costs of removing or remediating any asbestos or asbestos containing materials in the Project;

          (T) costs incurred to remove, remedy, contain, or treat Hazardous Materials (defined in Section 5.2.4 below), which (i) were in existence in the
                      -------------
Building or Project prior to the Lease Commencement Date, (ii) are brought into the Building or Project after the Lease Commencement Date by Landlord or Landlord's employees, agents, contractors or other tenants and which are of such a nature, at the time of such introduction, that a federal, state or municipal governmental authority, if it had then had knowledge of such hazardous materials would have then required the removal of such hazardous materials or other remedial or containment action with respect thereto or (iii) migrated onto the Project after the Lease Commencement Date, and which are of such a nature, at the time off such introduction, that a federal, state, or municipal government authority, if it had knowledge of such Hazardous Material migration of the time of such migration would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto;

          (U) wages or salaries of employees or attendants in parking garages, newsstands or other commercial concessions, if any, operated by Landlord in the Building;

          (V)  costs of purchasing, installing and replacing artwork; and

          (W) the cost of any management fees paid to the manager of the Project in excess of the management fee being charged or paid by other landlords for first class office buildings in the downtown Los Angeles office market.

          4.2.5     Taxes.
                    -----

        4.2.5.1 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof.

                 4.2.5.2 Tax Expenses shall include, without limitation: (i) any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and (iv) any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

                 4.2.5.3 Any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Tax refunds shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Tax Expenses under this Article 4 for such Expense Year. If Tax
                                  ---------
Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the terms of this Lease. Notwithstanding anything to the contrary contained in this Section
                                                                        -------
4.2.5 there shall be excluded from Tax Expenses (i) all excess profits taxes,
-----
franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section
                                                                         -------
4.5 of this Lease.
---

                 4.2.5.4 The amount of Tax Expenses for the Base Year attributable to the valuation of the Project, inclusive of tenant improvements, shall be known as "Base Taxes." If in any comparison year subsequent to the Base Year, the amount of Tax Expenses decreases below the amount of Base Taxes, then for purposes of all subsequent comparison years, including the comparison year in which such decrease in Tax Expenses occurred, the Base Taxes shall be decreased by an amount equal to the decrease in Tax Expenses.

          4.2.6  "Tenant's Share" shall mean the percentage set forth in Section
                                                                         -------
6 of the Summary, and is based on the ratio of the rentable square footage of
-
the Premises to the total rentable square footage of the Building.

     4.3  Allocation of Direct Expenses; Cost Pools.  Landlord shall have the
          -----------------------------------------
right, from time to time, to equitably allocate some or all of the Direct Expenses for the Project among different portions or occupants of the Project (the "Cost Pools"), in Landlord's reasonable discretion. Such Cost Pools may include, but shall not be limited to, the office space tenants and telecommunications tenants of the Project. The Direct Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner.

     4.4  Calculation and Payment of Additional Rent.  Tenant shall pay to
          ------------------------------------------
Landlord, in the manner set forth in Section 4.4.1 below, the Additional Rent as
                                     -------------
follows:

          4.4.1  Calculation of Excess.  If for any Expense Year ending or
                 ---------------------
commencing within the Lease Term, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of the amount of Direct Expenses applicable to the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.4.2, below, and as Additional Rent, an amount equal to
             -------------
such excess of the Direct Expenses, as applicable (the "Excess").

          4.4.2  Statement of Actual Direct Expenses and Payment by Tenant.
                 ---------------------------------------------------------
Landlord shall endeavor to give to Tenant following the end of each Expense Year, a statement (the "Statement") which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount of the Excess. Within ten (10) days of receiving the Statement for each Expense Year, if an Excess is present, Tenant shall pay the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in Section 4.4.3
                                                               -------------
below. If the Statement indicates that the amount of Estimated Excess paid by Tenant to Landlord for the applicable Expense Year exceeds the actual amount of the Excess for such year, Landlord shall refund to Tenant such overpayment within thirty (30) days after such Statement is delivered to Tenant. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4.
                                                                      ---------
Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Direct Expenses for the Expense Year in which this Lease terminates, if an Excess if present, Tenant shall immediately pay to Landlord such amount (or Landlord shall, within such thirty (30) day period, refund to Tenant any overpayment of any Estimated Excess paid by Tenant for such Expense Year). The provisions of this Section 4.4.2
                                                               -------------
shall survive the expiration or earlier termination of the Lease Term.

          4.4.3  Statement of Estimated Direct Expenses.  In addition, Landlord
                 --------------------------------------
shall endeavor to give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated excess (the "Estimated Excess") as calculated by comparing the Direct Expenses for such Expense Year, which shall be based upon the Estimate, to the amount of Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4, nor shall Landlord be prohibited from
                            ---------
revising any Estimate Statement or Estimated Excess theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the next to last sentence of this
Section 4.4.3).  Such fraction shall have as its numerator the number of months
-------------
which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

     4.5  Taxes and Other Charges for Which Tenant Is Directly Responsible.
          ----------------------------------------------------------------

          4.5.1 Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against Tenant's equipment (including without limitation Tenant's switching and antenna equipment), furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant's equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

          4.5.2 If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's "building standard" in other space in the Building are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of
Section 4.5.1, above.
-------------

          4.5.3 Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

     4.6  Tenant Audit.  In the event Tenant disputes the amount of the Direct
          ------------
Expenses set forth in the Statement delivered by Landlord to Tenant pursuant to
Section 4.4.2 above, Tenant shall have the right, at Tenant's cost, after reasonable notice to Landlord, to inspect, at Landlord's office during normal business hours, Landlord's books and records directly relevant to the Direct Expenses set forth in such Statement; provided, however, Tenant shall have no right to conduct such inspection, have an audit performed by the Accountant as described below, or object to or otherwise dispute the amount of the Direct Expenses set forth in any Statement, unless Tenant does so within one (1) year immediately following Landlord's delivery of the particular Statement in question (the "Review Period"); provided, further, that notwithstanding any such timely objection, dispute, inspection and/or audit, and as a condition precedent to Tenant's exercise of its right of objection, dispute, inspection and/or audit as set forth in this Section 4.6, Tenant shall not be permitted to withhold
                     -----------
payment of, and Tenant shall timely pay to Landlord, the full amounts as required by the provisions of this Article 4 in accordance with such Statement. However, such payment may be made under protest pending the outcome of any audit which may be performed by the Accountant as described below. If after such inspection, Tenant still disputes the amount of the Direct Expenses set forth in the Statement, Tenant shall have the right, within the Review Period, to cause an independent certified public accountant which shall be one of the "Big 5" national accounting firms selected by Tenant which (i) has not represented or been engaged by Tenant on Tenant's behalf in the past ten (10) years, and (ii) is not paid on a contingent fee basis (the "Accountant"), to commence and complete an audit of Landlord's books and records directly relevant to Landlord's calculation of the Direct Expenses to determine the proper amount of the Direct Expenses incurred and amounts payable by Tenant for the Expense Year which is the subject of such Statement, which audit shall be final and binding upon Landlord and Tenant. If such audit reveals that Landlord has over-charged Tenant, then within thirty (30) days after the results of such audit are made available to Landlord, Landlord shall reimburse to Tenant the amount of such over-charge. If the audit reveals that the Tenant was under-charged, then within thirty (30) days after the results of such audit are made available to Tenant, Tenant shall reimburse to Landlord the amount of such under-charge. Tenant agrees to pay the cost of such audit unless it is subsequently determined that Landlord's original Statement which was the subject of such audit was in error to Tenant's disadvantage by more than five percent (5%), in which case Landlord shall reimburse Tenant for the reasonable cost of such audit. The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning the correctness of any Statement provided by Landlord at any time during the Review Period, but the failure of Tenant to object thereto, conduct and complete its inspection and request that Landlord have the Accountant conduct and finalize the audit as described above prior to the expiration of the Review Period shall be conclusively deemed Tenant's approval of the Statement in question and the amount of Direct Expenses shown thereon.

                                   ARTICLE 5
                                   ---------

                                USE OF PREMISES
                                ---------------

     5.1  Use.  Tenant shall use the Premises solely for the Permitted Use set
          ---
forth in Section 7 of the Summary, and Tenant shall not use or permit the
         ---------
Premises to be used for any other purpose or purposes whatsoever. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the Rules and Regulations, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project (including laws pertaining to Hazardous Materials, as defined below). Tenant shall comply with the Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of such Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. Tenant shall comply with all recorded covenants, conditions, and restrictions now or hereafter affecting the Project.

     5.2  Hazardous Materials.
          -------------------

          5.2.1  Prohibition on Use.  Tenant shall not use or allow another
                 ------------------
person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of Hazardous Materials. Landlord acknowledges, however, that Tenant will maintain products in the Premises which are incidental to the operation of its telecommunications and ancillary offices, such as dry or gel cell batteries, photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as Hazardous Materials. Landlord agrees that the use of such products in the Premises in compliance with all applicable laws and in the manner in which such products are designed to be used shall not be a violation by Tenant of this
Section 5.2.1.
-------------

          5.2.2  Indemnity.  Tenant agrees to indemnify, defend, protect and
                 ---------
hold Landlord and the Landlord Parties (as defined in Section 10.1 below)
                                                      ------------
harmless from and against any and all claims, actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities, interest or losses, including reasonable attorneys' fees and expenses, consultant fees, and expert fees, together with all other costs and expenses of any kind or nature, that arise during or after the Lease Term directly or indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Materials in or into the air, soil, surface water or groundwater at, on, about, under or within the Premises or Project or any portion thereof, caused by Tenant, its customers, assignees or subtenants and/or their respective agents, employees, contractors, licensees or invitees (collectively, "Tenant Parties").

          5.2.3  Remedial Work.  In the event any investigation or monitoring of
                 -------------
site conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required under any applicable federal, state or local laws or by any judicial order, or by any governmental entity as the result of operations or activities upon, or any use or occupancy of any portion of the Premises by Tenant or the Tenant Parties, Tenant shall perform or cause to be performed the Remedial Work in compliance with such laws or order. All Remedial Work shall be performed by one or more contractors, selected by Tenant and approved in advance in writing by Landlord. All costs and expenses of such Remedial Work shall be paid by Tenant, including, without limitation, the charges of such contractor(s), the consulting engineers, and Landlord's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work.

          5.2.4  Definition of Hazardous Materials.  As used herein, the term
                 ---------------------------------
"Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government, including, without limitation, any material or substance which is (i) defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance" or "hazardous material" under any applicable federal, state or local law or administrative code promulgated thereunder, (ii) petroleum, or (iii) asbestos.

                                   ARTICLE 6
                                   ---------

                            SERVICES AND UTILITIES
                            ----------------------

     6.1  Standard Tenant Services.
          ------------------------

          6.1.1 Heating and air conditioning ("HVAC") service in the Premises will be provided by Tenant, at Tenant's sole cost and expense, through separate package units which shall be subject to the direct control of Tenant. Subject to Landlord's prior written approval of Tenant's plans and specifications, such approval not to be unreasonably withheld or delayed, Tenant shall have the right to install in a location within the Premises and/or Project designated in writing by Landlord "Tenant's HVAC Equipment" pursuant to Article 22 below. The
                                                          ----------
acquisition and operation of Tenant's HVAC Equipment (including without limitation the purchase, installation, and maintenance thereof) shall be at Tenant's sole cost and expense, and the electrical consumption resulting from Tenant's usage of Tenant's HVAC equipment shall be separately metered, billed to Tenant and paid by Tenant pursuant to Section 6.1.2 below.
                                      -------------

          6.1.2 Tenant shall install in the Premises, at Tenant's sole cost and expense and subject to Landlord's prior approval of the plans and specifications therefore such approval not be unreasonably withheld or delayed, a transformer tying into the Building's bus duct system to obtain an electrical supply for the Premises providing up to 10,000 amps at 480 volts, three-phase wiring, through two (2) separate bus ducts run to the Premises. The cost of such electrical supply and all other electricity provided to the Premises shall be separately metered to the Premises at Tenant's sole cost and expense (including without limitation, the cost of any metering equipment or the installation cost thereof). Tenant shall pay directly to Landlord within ten (10) days after receipt of written demand and as Additional Rent under this Lease (and not as part of Operating Expenses) the cost of all electricity and HVAC provided to and/or consumed in the Premises and by all of Tenant's equipment (including without limitation Tenant's HVAC Equipment) plus a Landlord administration fee equal to two and one-half percent (2 1/2%) of the total utility bill for Tenant at the Project. In addition, Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures within the Premises. In the event Tenant desires electric power in excess of the level set forth in the first sentence in this Section 6.1.2 or available from Landlord ("Additional
                       -------------
Electrical Supply"), Tenant may, at its own expense, elect to make direct arrangements with the Los Angeles Department of Water and Power to obtain such Additional Electric Supply directly from the Department of Water and Power, if feasible. Landlord makes no representations or warranties regarding such arrangements (including their feasibility), but agrees to cooperate with Tenant and the Department of Water and Power reasonably and in good faith in this regard. The plans and specifications for any new vault or transformer space (including, but not limited to, the location of such space within the Building, which shall be designated by Landlord in its discretion, provided that Landlord is willing to make such space available) and for any transformer, related equipment, facilities or connections to provide the Additional Electrical Supply, shall be subject to Landlord's prior written approval. Tenant agrees to pay all bills from the Department of Water and Power for such direct electrical service when due and shall pay a reasonable rental as established by Landlord in its good faith, but sole, discretion for any new vault or transformer space used by Tenant to provide the Additional Electrical Supply. The initial transformer to be installed by Tenant as described above, and any subsequent transformers and other electrical equipment which Tenant elects to install to provide Additional Electrical Supply to the Premises, shall sometimes be referred to herein collectively as the "Electrical Equipment." Notwithstanding anything in this Lease to the contrary, commencing on the earlier to occur of
(i) the date which is the thirty-sixth (36th) month of the Lease Term, and (ii) the date upon which Tenant has placed ninety percent (90%) of its collocation Customers in the Premises, Landlord shall have the right to meter and test Tenant's connected peak amperage load used at the Premises, and in the event that over a thirty (30) day period, Landlord's metering and testing procedures demonstrate that Tenant is not utilizing on a daily average business day basis, all of the amps initially reserved by Tenant in this Section 6.1.2, Landlord may
                                                     -------------
reclaim up to seventy-five percent of any amperage Landlord reasonably determines through such process is being unused by Tenant.

          6.1.3 Landlord shall not provide janitorial services to the Premises. Tenant shall be solely responsible, at Tenant's sole cost and expense, for keeping all areas of the Project used by Tenant, in a neat, clean and safe condition, and for performing all janitorial services and other cleaning of the Premises appropriate to maintain the Premises in a manner consistent with a first-class telecommunications building; provided that Tenant shall use a janitor on Landlord's designated Building janitorial list (which list shall contain two or more janitorial companies) for all janitorial services within the Project.

          6.1.4 Landlord shall furnish unheated water from mains for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant with Landlord's prior written consent, and heated water for lavatory purposes from regular building supply in such quantities as required in Landlord's judgment for the comfortable and normal use of the Premises. Tenant shall pay Landlord, as Additional Rent, for any additional water which is furnished for any other purpose. The amount that Tenant shall pay Landlord for such additional water shall be the average price per gallon charged to the Landlord for the Building by the entity providing water.

     6.2  Interruption of Use.  Tenant agrees that Landlord shall not be liable
          -------------------
for damages, by abatement of Rent (except as expressly provided in Section 6.3
                                                                   -----------
below) or otherwise, for failure to furnish or delay in furnishing any service (including without limitation telephone, telecommunication and emergency power services), or for any diminution or interruption in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after commercially reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article
                                                                         -------
6.  Landlord may comply with voluntary controls or guidelines promulgated by any
-
governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease, provided that such voluntary compliance with such controls shall not unreasonable interfere with Tenant's use or occupancy of the Premises. As a material inducement to Landlord's entry into this Lease, Tenant waives and releases any rights it may have to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code.

     6.3  Special Abatement of Rent.  Notwithstanding the provisions of Section
          -------------------------                                     -------
6.2 above to the contrary, in the event that during the Lease Term Tenant is
---
prevented from using, and does not use, the Premises or any portion thereof as a result of (i) any failure by Landlord to provide any of the essential utilities and services to the Premises required to be provided by Landlord under Section
                                                                       -------
6.1 of this Lease, (ii) any failure by Landlord to provide access to the
---
Premises (including as a result of any Renovations undertaken by Landlord pursuant to Section 29.30 of this Lease or construction pursuant to Section
            -------------                                           -------
29.32), (iii) any act by Landlord which unreasonably prevents Tenant from
-----
conducting its business in the Premises (and Tenant does not conduct its business in the Premises as a result of such act) or (iv) Landlord's failure to promptly, timely and diligently perform any repairs, maintenance or alterations required by this Lease to be performed by Landlord, after the Lease Commencement Date, which substantially interferes with Tenant's use of the Premises (any such set of circumstances as set forth in items (i) through (iv), above, to be known as an "Abatement Event"), then Tenant shall give Landlord notice of such Abatement Event. If such Abatement Event continues for five (5) consecutive business days after Landlord's receipt of any such notice from Tenant ("Eligibility Period"), then the Base Rent shall be abated or reduced, as the case may be, during such time after the Eligibility Period that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the

Eligibility Period, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Base Rent shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant re-occupies any portion of the Premises during such period, the Base Rent allocable to such re-occupied portion, based on the proportion that the rentable square feet of such re-occupied portion of the Premises bears to the total rentable square feet of the Premises, shall be payable by Tenant from the date Tenant re-occupies such portion of the Premises. For purposes of this
Section 6.3, Tenant shall not be deemed to be occupying or using the Premises
-----------
merely by having Tenant's furniture or personal property remaining in the Premises. Such right to abate Base Rent shall be Tenant's sole and exclusive remedy at law or in equity for an Abatement Event; provided, however, that if Landlord does not cure such Abatement Event within one hundred eighty (180) days after Landlord's receipt from Tenant of notice of the occurrence of the Abatement Event, Tenant shall have the right to terminate this Lease during the first five (5) business days in each calendar month following the end of such one hundred eighty (180) day period until such time as Landlord has cured the Abatement Event, which right may be exercised only by delivery of thirty (30) days notice to Landlord (the "Abatement Event Termination Notice") during such ten (10) business day period and shall be effective as of the date set forth in the Abatement Event Termination Notice (the "Abatement Event Termination Date"), which Abatement Event Termination Date shall not be less than thirty (30) days and not more than one hundred twenty (120) days, following the delivery of the Abatement Event Termination Notice. The foregoing abatement and termination rights shall not be applicable if the Abatement Event is caused by damage or destruction or an eminent domain taking described in Articles 11 and 13 of this
                                                     -----------     --
Lease, since Tenant's rent abatement rights with respect to such events are set forth in Articles 11 and 13 of this Lease. Except as expressly provided in this
         -----------     --
Section 6.3, nothing contained herein shall be interpreted to mean that Tenant
-----------
is excused from paying Rent due hereunder.

                                   ARTICLE 7
                                   ---------

                                    REPAIRS
                                    -------

     7.1  Landlord's Repairs.  Landlord shall maintain in good order, repair and
          ------------------
condition (i) the structural portions of the Building, including the foundation, roof, curtain wall, mullions, columns, beams, shafts (including elevator shafts), stairwells, elevator cabs, and Building mechanical, electrical and telephone closets (collectively, "Building Structure"), (ii) the Building's mechanical, electrical, life safety, plumbing, sprinkler and HVAC systems located outside the Premises (collectively, the "Building Systems"), and (iii) the Common Areas. Notwithstanding anything in this Lease to the contrary, Tenant shall be required to pay for the cost of repairs to the Building Structure, the Building Systems and/or the Common Areas to the extent required because of (1) Tenant's use of the Premises for other than normal and customary business office operations, and/or (2) Tenant's Alterations (as defined in
Section 8.1 below).
-----------

     7.2  Tenant's Repairs.  Subject to Landlord's repair obligations set forth
          ----------------
in Section 7.1 above, Tenant shall, at Tenant's own expense, pursuant to the
   -----------
terms of this Lease, including without limitation Article 8 hereof, keep the
                                                  ---------
Premises, including all improvements, fixtures, equipment (including without limitation the Supplemental Equipment) and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant's own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, pursuant to the terms of this Lease, including without limitation
Article 8 hereof, promptly and adequately repair all damage to the Premises and
---------
replace or repair all damaged, broken, or worn fixtures and appurtenances, except for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant; provided however, if Tenant fails to make such repairs following any applicable notice and cure rights of Tenant, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including an administration fee equal to five percent (5%) of the cost thereof (to be uniformly established for the Building and/or the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

                                   ARTICLE 8
                                   ---------

                           ADDITIONS AND ALTERATIONS
                           -------------------------

     8.1  Landlord's Consent to Alterations.  Tenant may not make any
          ---------------------------------
improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the "Alterations") without first procuring the prior written consent (the "Alteration Consent Request") of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the structural portions or the systems or equipment of the Building or is visible from the exterior of the Building. Landlord shall notify Tenant of its approval or denial of any Alterations within fifteen (15) days of receipt of the applicable Alteration Consent Request, and Landlord's failure to respond within such fifteen (15) day period shall be deemed Landlord's consent to the Alteration described in the applicable Alteration Consent Request. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.
                                                              ---------
Notwithstanding the foregoing, Tenant may make non-structural changes to the Premises (such non-structural changes to be referred to hereafter collectively as the "Acceptable Changes") without Landlord's prior consent provided (i) Tenant delivers to Landlord written notice of such Acceptable Changes at least fifteen (15) days prior to the commencement thereof, (ii) such Acceptable Changes do not cost in excess of Twenty Five Thousand Dollars ($25,000.00) for any one (1) job, (iii) such Acceptable Changes do not affect the exterior appearance of the Building or Common Areas, the structural aspects of the Building, or the Building systems and equipment of the Premises or Building, and
(iv) Tenant obtains and delivers to Landlord prior to commencement of construction of such Acceptable Changes, all permits and approvals required by any local, state or federal authorities for such Acceptable Changes.

     8.2  Manner of Construction.  Landlord may impose, as a condition of its
          ----------------------
consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, subcontractors, materials, mechanics and materialmen selected by Tenant from a list provided and approved by Landlord (provided such list shall include more than one (1) contractor and shall also include Carlson and/or any other Carlson entity reasonably approved by Landlord), the requirement that upon Landlord's request, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term if Landlord gave Tenant written notice that such removal would be required at the time Landlord consented to such Alteration. If such Alterations will involve the use of or disturb Hazardous Materials or substances existing in the Premises, Tenant shall comply with Landlord's rules and regulations concerning such Hazardous Materials or substances. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of Los Angeles, all in conformance with Landlord's construction rules and regulations. In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the "Base Building," as that term is defined below, then Landlord shall, at Tenant's expense, make such changes to the Base Building.
The "Base Building" shall include the structural portions of the Building, and the public restrooms and the systems and equipment located in the internal core of the Building on the floor or floors on which the Premises are located. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant's obligations under Article 9 of this Lease, upon completion
                                       ---------
of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with
Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project management office a reproducible copy of the "as built" drawings of the Alterations as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.

     8.3  Payment for Improvements.  If payment is made directly to contractors,
          ------------------------
Tenant shall comply with Landlord's requirements for final lien releases and waivers in connection with Tenant's payment for work to contractors. Whether or not Tenant orders any work directly from Landlord, Tenant shall reimburse Landlord for any and all reasonable costs and expenses arising from Landlord's involvement with such work.

     8.4  Construction Insurance.  In addition to the requirements of Article 10
          ----------------------                                      ----------
of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease
                                                        ----------
immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

     8.5  Landlord's Property.  All Alterations, improvements, fixtures,
          -------------------
conduit, (excluding Tenant's Generator, generator enclosures, paralleling gear, DC plant or UPS system and Tenant HVAC

Equipment, Liebert units and chillers [collectively, "Tenant's Trade Fixtures"]) and/or appurtenances which may be installed or placed in or about the Premises, from time to time, including any non-general office use improvements made at the time of Tenant's initial occupancy of the Premises, shall be at the sole cost of Tenant and shall be and become the property of Landlord, and shall be and remain part of the Premises and shall not be removed by Tenant at the end of the term of this Lease, unless Landlord agreed to its removal at the time Landlord consented to such Alteration. Such fixtures, alterations, additions, repairs, improvements and/or appurtenances shall include, without limitation, the Base, Shell and Core (as defined in the Tenant Work Letter) and improvements, built-in utilities such as heating, ventilating and air conditioning units in the Premises, floor coverings, drapes, paneling, molding, doors, kitchen and dishwashing fixtures, plumbing systems, electrical systems, lighting systems, silencing equipment, switching conduit and cabling, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations. Notwithstanding the foregoing, Landlord may, by written notice to Tenant at the time Tenant requests Landlord's consent to any Alteration pursuant to Section
                                                                      -------
8.1 or Section 22, or given following any earlier termination of this Lease,
---    ----------
require Tenant, at Tenant's expense, to remove any Alterations, improvements, fixtures, conduits and/or appurtenances (not including the initial Tenant Improvements to be constructed by Tenant pursuant to the Tenant Work Letter) in the Premises and Project, and to repair any damage to the Premises and Building caused by such removal and return the affected portion of the Premises and Project to a building standard tenant improved condition as determined by Landlord. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations, improvements, fixtures, conduits and/or appurtenances in the Premises and Project, and returns the affected portion of the Premises and Project to a building standard tenant improved condition as determined by Landlord, Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures, conduit, and/or appurtenances in, on or about the Premises and Project, which obligations of Tenant shall survive the expiration or earlier termination of this Lease.

     8.6  Landlord Lien Waivers. Subject to Article 9 below, within a reasonable
          ---------------------             ---------
period of time after receipt of written request therefor from a lender and/or a vendor under a conditional sales agreement or other agreement requiring a security interest in any furniture, trade fixtures or equipment installed or to be installed in the Premises, Landlord shall execute a commercially reasonable form of landlord lien waiver agreement which shall assure the vendor of the seniority of the vendor's lien claim relative to such furniture, trade fixtures and equipment in relation to Landlord's interest therein; such agreement shall permit the removal of such affected furniture, fixtures and equipment at any time during the Lease Term upon prior written notice to Landlord and shall require such vendor to repair any damage resulting from such removal.

                                   ARTICLE 9
                                   ---------

                            COVENANT AGAINST LIENS
                            ----------------------

     Except as provided in Section 8.6 above, Tenant shall keep the Project and
                           -----------------
Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys' fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under applicable laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within ten (10 ) days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Project, Building and Premises.

                                  ARTICLE 10
                                  ----------

                                   INSURANCE
                                   ---------

     10.1 Indemnification.
          ---------------

          10.1.1  Tenant's Indemnification of Landlord and Waiver.  Subject to
                  -----------------------------------------------
the limitations, exclusions and Landlord's indemnity of Tenant as set forth in Sections 10.1.2 and 10.1.3 below, Tenant hereby (i) assumes all risk of damage
---------------     ------
to property or injury to persons in, upon or about the Premises from any cause whatsoever and (ii) agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability including without limitation court costs and reasonable attorneys' fees (collectively, "Claims") incurred in connection with or arising from any cause in, on or about the Premises, any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of any of Tenant's Customers (as defined in Section 14.6 below) (except to the
                                            ------------
extent such Customer is a tenant of the Project and the Claims do not arise as a result of such Customer's activities in the Premises), the contractors, agents, servants, employees, invitees, guests or licensees of Tenant or any such person, in, on or about the Project or any breach of the terms of this Lease, provided that the terms of the foregoing indemnity shall not apply to any Claims to the extent caused by the gross negligence or willful misconduct of Landlord and not insured or required to be insured by Tenant under this Lease. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy of the Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. Further, Tenant's agreement to indemnify Landlord pursuant to this Section 10.1
                                                                   ------------
is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease, to the extent such policies cover the matters subject to Tenant's indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this
        ------------
Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination.

          10.1.2  Exclusion from Tenant's Indemnity; Landlord's Indemnification
                  -------------------------------------------------------------
of Tenant.  The terms of the assumption of risk, waiver, release and
---------
indemnification by Tenant of Landlord set forth in Section 10.1.1 above shall
                                                   --------------
not, however, include any Claims to the extent resulting from (i) the negligence or willful misconduct of the Landlord Parties in connection with the Landlord Parties' activities in the Building and/or breach by Landlord of the Landlord's obligations under this Lease (except for damage to the Tenant Improvements, and all Alterations and leasehold improvements in the Premises, and Tenant's personal property, fixtures, furniture and equipment in the Premises, to the extent such Claims are covered by insurance maintained by Tenant pursuant to this Lease or would have been covered had Tenant maintained the insurance required pursuant to this Lease), or (ii) damage to any portion of the Building or Common Areas located outside the Premises to the extent such Claims are covered by Landlord's insurance pursuant to Section 10.2 of this Lease (or would
                                            ------------
have been covered had Landlord maintained such insurance), even if resulting from the negligence or willful misconduct of the Tenant Parties, and, subject to the limitations in Section 10.1.3 below, Landlord shall indemnify, defend,
                   --------------
protect and hold Tenant and Tenant's partners, subpartners, and their respective officers, agents, employees and independent contractors, harmless from and against any and all such excluded Claims.

          10.1.3  Limitation on Consequential Damages.  Notwithstanding anything
                  -----------------------------------
to the contrary contained in the foregoing provisions of this Article 10 or
                                                              ----------
elsewhere in this Lease, nothing in this Article 10 or this Lease shall impose
                                         ----------
any obligations on Tenant or Landlord to be responsible or liable for, and each hereby releases the other from all liability for, consequential damages other than those consequential damages (i) permitted to be recovered by Landlord following a termination of this Lease after a default by Tenant pursuant to
Section 19.2.1 above, (ii) incurred by Landlord in connection with a holdover of
--------------
the Premises by Tenant after the expiration or earlier termination of this Lease, or (iii) incurred by Landlord in connection with any repair, physical construction or improvement work performed by or on behalf of Tenant in the Project.

          10.1.4  Survival.  The provisions of this Section 10.1 shall survive
                  --------                          ------------
the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

     10.2 Landlord's Insurance.
          ---------------------

          10.2.1  Property Damage.  Landlord shall, from and after the date
                  ---------------
hereof until the expiration of the Lease Term, maintain "All Risk" or "Special Causes of Loss" Physical Damage covering the Building (including the Building Structure and Building Systems, but excluding the Tenant Improvements, Alterations, and leasehold improvements in the Premises, Tenant's personal property, the Supplemental Equipment and other property Tenant is required to insure pursuant to Section 10.3.2 below). Such insurance shall be in an amount
                   --------------
not less than one hundred percent (100%) of the full replacement cost of the property insured, exclusive of architectural and engineering fees, excavation, footing and foundations, and in amounts that meet any co-insurance clauses of the policy. Landlord shall also have the right, but not the obligation, to maintain earthquake and/or flood insurance, and insurance against such other risks and perils as Landlord may from time to time determine.

          10.2.2  Liability Insurance.  Landlord shall, from and after the date
                  -------------------
hereof until the expiration of the Lease Term, also maintain Commercial General Liability Insurance covering Landlord's liability for all claims or losses for bodily injury and property damage arising out of Landlord's operations or use of the Real Property.

          10.2.3  Tenant's Compliance With Landlord's Fire and Casualty
                  -----------------------------------------------------
Insurance.  Tenant shall, at Tenant's expense, comply with all customary
---------
insurance company requirements pertaining to the use of the Premises, provided that such insurance requirements shall not unreasonably interfere with Tenant's use and occupancy of the Premises. If Tenant's conduct or use of the Premises other than for normal office purposes causes any increase in the premium for any insurance policies carried by Landlord, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

     10.3 Tenant's Insurance.  Tenant shall maintain the following coverages in
          ------------------
the following amounts.

          10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant's operations (and the operations of any Customers (defined in Section 14.6 below) of Tenant), and contractual
                          ------------
liabilities (covering the performance by Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in

Section 10.1 of this Lease, for limits of liability not less than:
------------

     Bodily Injury and                       $5,000,000 each occurrence
     Property Damage Liability               $5,000,000 annual aggregate

     Personal Injury Liability               $5,000,000 each occurrence
                                             $5,000,000 annual aggregate
                                             0% Insured's participation

          10.3.2 Physical Damage Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the "Base, Shell and Core," as that term is defined in the Tenant Work Letter, attached hereto as Exhibit B and incorporated by this reference, and any other improvements which
---------
exist in the Premises as of the Lease Commencement Date (excluding the Base Building), (iii) the Supplemental Equipment, and (iv) the "Tenant Improvements," as that term is defined in the Tenant Work Letter attached hereto as Exhibit B
                                                                     ---------
and incorporated herein by this reference, and all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, and explosion, and providing business interruption coverage for a period of one year.

          10.3.3 Worker's Compensation and Employer's Liability or other similar insurance pursuant to all applicable state and local statutes and regulations.

     10.4 Form of Policies.  The minimum limits of policies of insurance
          ----------------
required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) with respect to the coverages required under Sections 10.3.2(ii) and (iv) above, name Landlord, and any other
               -------------------     ----
party the Landlord so specifies, as an additional insured, including Landlord's managing agent, if any; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under
Section 10.1 of this Lease; (iii) be issued by an insurance company having a
------------
rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) be in form and content reasonably acceptable to Landlord; and (vi) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty
(30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.

     10.5 Subrogation.  Landlord and Tenant intend that their respective
          -----------
property loss risks shall be borne by reasonable insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right to the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor. Landlord or Tenant shall immediately notify the other if such party is unable to obtain the above required waiver of subrogation.

     10.6 Additional Insurance Obligations.  Tenant shall carry and maintain
          --------------------------------
during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10 and such other reasonable types of insurance coverage and in such
----------
reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord provided that Landlord shall not require Tenant to change its insurance requirements more than one time in any Lease Year.

                                  ARTICLE 11
                                  ----------

                            DAMAGE AND DESTRUCTION
                            ----------------------

     11.1 Repair of Damage to Premises by Landlord.  Tenant shall promptly
          ----------------------------------------
notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base Building and such Common Areas. Such
     ----------
restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, upon notice (the "Landlord Repair Notice") to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Sections 10.3.2(ii) and (iv) of this Lease,
                                  ----------------------------
and Landlord shall repair any injury or damage to tenant improvements and Alterations in the Premises (but not any Supplemental Equipment or any of Tenant's personal property which shall be promptly and with due diligence repaired and restored by Tenant at Tenant's sole cost and expenses, unless and to the extent Landlord elects in its sole discretion to restore all or a part of the Supplemental Equipment) installed in the Premises and shall return the Base, Shell and Core, Tenant's Work and any such tenant improvements and Alterations in the Premises (and any Supplemental Equipment Landlord elects to repair in its sole discretion) to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's commencement of repair of the damage. Except as otherwise set forth in Section 7.1, in the event that
                                                 -----------
Landlord does not deliver the Landlord Repair Notice within sixty (60) days following the date the casualty becomes known to Landlord, Tenant shall, at its sole cost and expense, repair any injury or damage to the Tenant's Work and the Base, Shell and Core installed in the Premises and shall return such Tenant's Work and Base, Shell and Core to their original condition. In the event Landlord delivers a Landlord Repair Notice, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select and Tenant shall reasonably approve the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary to Tenant's occupancy, Landlord shall allow Tenant a proportionate abatement of Base Rent, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof; provided, further, however, that if the damage or destruction is due to the negligence or willful misconduct of Tenant or any of its agents, employees, contractors, invitees or guests, Tenant shall be responsible for any reasonable, applicable insurance deductible (which shall be payable to Landlord upon demand) and there shall be no rent abatement. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant's right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.

     11.2 Landlord's Option to Repair.  Notwithstanding the terms of Section
          ---------------------------                                -------
11.1 of this Lease, Landlord may elect not to rebuild and/or restore the
----
Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant sixty
(60) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire, earthquake or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) in Landlord's reasonable judgment, repairs cannot reasonably be completed within one hundred eighty (180) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); or (ii) the damage is not fully covered by Landlord's insurance policies; provided, however, that (A) if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, (B) the damage constitutes a "Tenant Damage Event" (as defined below), and (C) repair of such damage cannot, in the reasonable judgment of an architect or contractor selected by Landlord, be substantially completed within two hundred seventy (270) days after the date of the damage, then Tenant may elect, not later than ninety (90) days after nor earlier then thirty (30) days after the date Tenant receives notice from the architect or contractor that the repairs cannot be completed within such two hundred seventy (270) day period, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant. As used herein, a "Tenant Damage Event" shall mean damage by fire or other casualty, to all or any part of the Premises, the Building or of the Common Areas providing access to the Premises, which damage is not the result of the negligence or willful misconduct of Tenant or any of Tenant's employees, agents, contractors, licensees or invitees, and which damage substantially interferes with Tenant's use of or access to the Premises and would entitle Tenant to an abatement of Base Rent pursuant to Section 11.1 above. Furthermore, if neither
                                   ------------
Landlord nor Tenant has terminated this Lease, and the repairs of a Tenant Damage Event are not actually completed within the later of the Estimated Repair Period or two hundred seventy (270) days after the date of the damage, Tenant shall have the right (but only on the initial occasion of Tenant sending the Damage Termination Notice) to terminate this Lease within five (5) business days of the end of such period and thereafter during the first five (5) business days of each calendar month following the end of such period until such time as the repairs are substantially complete, by notice to Landlord (the "Damage Termination Notice"), effective as of a date set forth in the Damage Termination Notice (the "Damage Termination Date"), which Damage Termination Date shall not be less than five (5) business days following the end of such period or each such month, as the case may be, and not later than ninety (90) days after the end of such period or each such month, as the case may be. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period ending thirty (30) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord's receipt of the Damage Termination Notice, a certificate of Landlord's contractor responsible for the repair of the damage certifying that it is such contractor's good faith judgment that the repairs shall be substantially completed within thirty (30) days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such thirty (30) day period, then the Damage Termination Notice shall be of no force or effect, but if the repairs shall not be substantially completed within such thirty-day period, then this Lease shall terminate upon the expiration of such thirty-day period.

     11.3 Waiver of Statutory Provisions.  The provisions of this Lease,
          ------------------------------
including this Article 11, constitute an express agreement between Landlord and
               ----------
Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

                                  ARTICLE 12
                                  ----------

                                   NONWAIVER
                                   ---------

     No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

                                  ARTICLE 13
                                  ----------

                                 CONDEMNATION
                                 ------------

     If the twenty-five percent (25%) or more of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Base Rent shall be apportioned as of the date Tenant is physically dispossessed of the Premises. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all
                           ----------
or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

                                  ARTICLE 14
                                  ----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     14.1 Transfers.  Except as otherwise provided herein, Tenant shall not,
          ---------
without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license, "co-location" or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than fifteen (15) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the "Transfer Premium", as that term is defined in Section 14.3 below, in connection with such Transfer, the
                   ------------
name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such

Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information reasonably required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit
                                                                         -------
E. Any Transfer made without Landlord's prior written consent shall, at
--
Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord's review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys', accountants', architects', engineers' and consultants'
fees) incurred by Landlord, within thirty (30) days after written request by Landlord not to exceed $1,000 per Transfer.

     14.2 Landlord's Consent.  Landlord shall not unreasonably withhold its
          ------------------
consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

          14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project, or would be a significantly less prestigious occupant of the Building than Tenant;

          14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

          14.2.3 The Transferee is either a governmental agency or instrumentality thereof;

          14.2.4 The Transfer occurs during the period from the Lease Commencement Date until the earlier of (i) the fourth anniversary of the Lease Commencement Date or (ii) the date at least ninety-five percent (95%) of the rentable square feet of the Building is leased, and the rent charged by Tenant to such Transferee during the term of such Transfer (the "Transferee's Rent"), calculated using a net present value analysis, is less than ninety-five percent (95%) of the rent being quoted by Landlord at the time of such Transfer for comparable space in the Building for a comparable term (the "Quoted Rent"), calculated using a present value analysis;

          14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

          14.2.6 The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease;

          14.2.7 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent, or (ii) is negotiating or has negotiated with Landlord to lease space in the Project.

     If Landlord consents to any Transfer pursuant to the terms of this Section
                                                                        -------
14.2 (and does not exercise any recapture rights Landlord may have under Section
----                                                                     -------
14.4 of this Lease), Tenant may within six (6) months after Landlord's consent,
----
but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any
                     ------------
changes in the terms and conditions from those specified in the Transfer Notice
(i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed
                            ------------
Transfer to materially be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14
                                                                  ----------
(including Landlord's right of recapture, if any, under Section 14.4 of this
                                                        ------------
Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted
                          ------------
unreasonably under this Article 14, their sole remedies shall be a declaratory
                        ----------
judgment and an injunction for the relief sought without any monetary damages (other than reasonable attorneys fees), and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee. Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including without limitation Tenant's proposed subtenant or assignee) who claim they were damaged by Landlord's wrongful withholding or conditioning of Landlord's consent.

     14.3 Transfer Premium.  If Landlord consents to a Transfer (not including
          ----------------
any Collocation Agreement pursuant to Section 14.6 below), as a condition
                                      ------------
thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer
        ------------
Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any free base rent reasonably provided to the Transferee, (iii) any brokerage commissions in connection with the Transfer, (iv) any reasonable attorneys fees incurred by Tenant in conjunction with documenting such Transfer. "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

     14.4 Landlord's Option as to Subject Space.  Notwithstanding anything to
          -------------------------------------
the contrary contained in this Article 14, and except with respect to
                               ----------
"Collocation Agreements" and "Non-Transfers," as those terms are defined in

Sections 14.6 and 14.7, below, Landlord shall have the option, by giving written
-------------     ----
notice to Tenant within thirty (30) days after receipt of any Transfer Notice involving more than fifty percent (50%) of the Premises, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice (or at Landlord's option, shall cause the Transfer to be made to Landlord or its agent, in which case the parties shall execute the Transfer documentation promptly thereafter). In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented
                             ------------
to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of this Article
                                                                        -------
14.  Landlord shall be responsible for the cost of installing any demising walls
--
to be used to separate any Subject Space recaptured pursuant to this Section
14.4 from the remaining portion of the Premises.

     14.5 Effect of Transfer.  If Landlord consents to a Transfer, (i) the terms
          ------------------
and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than two percent (2%), Tenant shall pay Landlord's costs of such audit.

     14.6 Collocation Agreements.  Landlord acknowledges that Tenant's business
          ----------------------
to be conducted on the Premises requires the installation on the Premises of certain communications equipment by telecommunications customers of Tenant ("Customers") in order for such Customers to interconnect with Tenant's terminal facilities or to permit Tenant to manage or operate their equipment. Tenant represents to Landlord that such arrangements will require access by each Customer to the Premises only on an infrequent basis, and only when accompanied by a representative of Tenant. Notwithstanding anything contained elsewhere in this Article 14, Landlord hereby consents in advance to any sublease, license
     ----------
agreement, "Co-Location Agreement" or like agreement (collectively, "Collocation Agreements") between Tenant and such a Customer for the limited purpose of permitting such an arrangement as is described in this Section 14.6. The
                                                       ------------
effectiveness of such advance consent as to a particular Customer Sublease is conditioned on (a) Tenant not giving such Customer any rights not given Tenant under this Lease, and (b) Tenant providing Landlord with same-day advance facsimile notice of all Customers authorized to enter the Premises and Project during Business Hours, and same-day advance verbal authorization to and approval by the Project manager for any authorized entry of the Premises and Project during hours other than the Business Hours. Tenant shall be liable to Landlord for any violation by its Customers of any provisions of this Lease.

     14.7 Additional Transfers.  For purposes of this Lease, the term "Transfer"
          --------------------
shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of twenty-five percent or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded
                          ----
through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, or (B) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than the original issuance of voting shares by Tenant and/or the transfer of voting shares to immediate family members by reason of gift or death), within a twelve (12)-month period.

     14.8 Non-Transfers.  Notwithstanding anything to the contrary contained in
          -------------
this Lease, neither (i) the sale or exchange of any capital stock of Tenant on a public exchange, (ii) an assignment of this Lease to a transferee of all or substantially all of the assets of Tenant, (iii) an assignment of this Lease or sublease of the Premises to a transferee which is either (A) the resulting entity of a merger or consolidation of Tenant with another entity or (B) acquiring all or substantially all of the assets of Tenant, (iv) subject to Landlord's reasonable approval of any leasehold mortgage documentation, the mortgage, pledge or hypothecation of Tenant's interest under the Lease to any institutional lender, nor (v) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant), shall be deemed a Transfer under Article 14 of this Lease (and thus shall not be subject to Landlord's
      ----------
prior consent or recapture rights pursuant to Section 14.1 and 14.4 or rights to
                                              ------------     ----
receive any Transfer Premium pursuant to Section 14.3), provided that (1) Tenant
                                         ------------
notifies Landlord of any such assignment or sublease at least five (5) days prior to the effective thereof, and thereafter promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such transfer or transferee, (2) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, (3) such transferee or affiliate (which for purposes of this Lease shall be referred to as a "Permitted Affiliate") shall have a tangible net worth (not including goodwill as an asset) computed in accordance with generally accepted accounting principles (the "Net Worth") sufficient to satisfy the obligations and responsibilities to be undertaken in connection with such assignment or sublease, (4) such transferee or affiliate, shall with respect to an Assignment of this Lease, deliver to Landlord an agreement assuming all the obligations of Tenant under this Lease arising after the effective date of such assignment, and (5) with respective to any mortgage, pledge or hypothecation of Tenant's leasehold interest in the Premises, Landlord reasonably approves any financing or mortgage documentation.

     14.9 Occurrence of Default.  Any Transfer hereunder shall be subordinate
          ---------------------
and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to:
(i) treat such Transfer as canceled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee (not including any Customer under a Collocation Agreement) attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee (not including any Customer under a Collocation Agreement) to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this
Article 14 or the approval of any Transferee or a release of Tenant from any
----------
obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord's enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person. If Tenant's obligations hereunder have been guaranteed, Landlord's consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.

                                  ARTICLE 15
                                  ----------

                     SURRENDER OF PREMISES; OWNERSHIP AND
                     ------------------------------------
                           REMOVAL OF TRADE FIXTURES
                           -------------------------

     15.1 Surrender of Premises.  No act or thing done by Landlord or any agent
          ---------------------
or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

     15.2 Removal of Tenant Property by Tenant.  Upon the expiration of the
          ------------------------------------
Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the
                          ----------
Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal; provided that Tenant shall not be permitted to remove any of the Supplemental Equipment other than Tenant's Trade Fixtures such Supplemental Equipment becoming the sole property of Landlord upon expiration of the Lease Term.

                                  ARTICLE 16
                                  ----------

                                 HOLDING OVER
                                 ------------

     If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred twenty-five percent (125%) (the "Percentage Rate") of the Base Rent applicable during the last rental period of the applicable Lease or Option Term for the first ninety (90) days of such holdover tenancy, provided that the Percentage Rate shall be increased to two hundred percent (200%) for any holdover tenancy by Tenant in excess of ninety (90) days. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any
                  ----------
holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other
     ----------
rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.

                                  ARTICLE 17
                                  ----------

                             ESTOPPEL CERTIFICATES
                             ---------------------

     Within ten (10) days following a request in writing by Landlord or Tenant, the non-requesting party shall execute, acknowledge and deliver to the Requesting Party an estoppel certificate, which, as submitted by the Requesting Party , shall be substantially in the form of Exhibit E, attached hereto (or
                                              ---------
such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by the Requesting Party or The requesting Party's mortgagee or prospective mortgagee. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. The non-requesting party shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term, Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current year provided that Landlord shall keep such information confidential pursuant to the requirements of Section 29.28 below. Such statements shall be prepared in
                    -------------
accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

                                  ARTICLE 18
                                  ----------

                                 SUBORDINATION
                                 -------------

     18.1 Subordination.  This Lease is subject and subordinate to all present
          -------------
and future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Notwithstanding the foregoing to the contrary, Landlord agrees to provide Tenant with commercially reasonable non-disturbance agreement(s) in favor of Tenant from any ground lessors, mortgage holders or deed of trust beneficiaries under any ground lease, mortgage or deed of trust affecting the Project which comes into existence at any time after the date of execution of this Lease but prior to the expiration of the Lease Term ("Future Mortgage") in consideration of, and as a condition precedent to, Tenant's agreement to be bound by the terms of this Article 18
                                                                  ----------
with respect to such Future Mortgage. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever except as expressly provided for in this Lease, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord's interest herein may be assigned as security at any time to any lienholder. Tenant shall, within ten (10 ) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases, provided Tenant has received or will receive a commercially reasonable nondisturbance agreement in favor of Tenant from any such party requesting such further instruments or assurances. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so in accordance with the requirements with this Lease; provided that such authorization shall in no way relieve Tenant from the obligation of executing such instruments of subordination or superiority. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any foreclosure proceeding or sale.

     18.2 Non-Disturbance Agreement From Existing Lender.  In the event that as
          ----------------------------------------------
of the date of execution of this Lease, there exists any deed of trust or ground lease encumbering the Project which is not terminated, released or reconveyed within sixty (60) days thereafter, then Landlord shall obtain and deliver to Tenant a commercially reasonable non-disturbance agreement from the beneficiary under such deed of trust a form of which is attached hereto as Exhibit F.
                                                               ---------
Tenant shall execute and return such non-disturbance agreement to Landlord within thirty (30) days after Tenant's receipt thereof.

                                  ARTICLE 19
                                  ----------

                              DEFAULTS; REMEDIES
                              ------------------

     19.1 Events of Default.  The occurrence of any of the following shall
          -----------------
constitute a default of this Lease by Tenant:

          19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due unless such failure is cured within five (5) days after receipt of written notice by Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure section 1161 or any similar successor law, or

          19.1.2 Except where a specific time period is otherwise set forth for Tenant's performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section
                                                                       -------
19.1.2, any failure by Tenant to observe or perform any other provision,
------
covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for ten (10) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a ten (10) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default, but in no event exceeding a period of time in excess of sixty (60 ) days after written notice thereof from Landlord to Tenant; or

          19.1.3 To the extent permitted by law, a general assignment by Tenant or any guarantor of the Lease for the benefit of creditors, or the taking of any corporate action in furtherance of bankruptcy or dissolution whether or not there exists any proceeding under an insolvency or bankruptcy law, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty (30) days; or

          19.1.4 Abandonment of all or a substantial portion of the Premises by Tenant; or

          19.1.5 The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease where such failure
              ----------  --  --    --
continues for more than two (2) business days after notice from Landlord; or

     The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law.

     19.2 Remedies Upon Default.  Upon the occurrence of any event of default by
          ---------------------
Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

          19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

               (i) The worth at the time of any unpaid rent which has been earned at the time of such termination; plus

               (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

               (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

     The term "rent" as used in this Section 19.2 shall be deemed to be and to
                                     ------------
mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no
                                           ----------
case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus two percent (2%).

          19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

          19.2.3 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or
                                          ---------------     ------
any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

     19.3 Subleases of Tenant.  Whether or not Landlord elects to terminate this
          -------------------
Lease on account of any default by Tenant, as set forth in this Article 19,
                                                                ----------
Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

     19.4 Form of Payment After Default.  Following the occurrence of two (2) or
          -----------------------------
more events of monetary default in any twelve (12) month period by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether to cure the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

     19.5 Efforts to Relet.  No re-entry or repossession, repairs, maintenance,
          ----------------
changes, alterations and additions, reletting, appointment of a receiver to protect Landlord's interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

                                  ARTICLE 20
                                  ----------

                          COVENANT OF QUIET ENJOYMENT
                          ---------------------------

     Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

                                  ARTICLE 21
                                  ----------

                               SECURITY DEPOSIT
                               ----------------

     Concurrent with Tenant's execution of this Lease, Tenant shall deposit with Landlord a security deposit (the "Security Deposit") in the amount set forth in
Section 8 of the Summary, as security for the faithful performance by Tenant of
---------
all of its obligations under this Lease. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, the removal of property and the repair of resultant damage, Landlord may, without notice to Tenant, but shall not be required to apply all or any part of the Security Deposit for the payment of any Rent or any other sum in default and Tenant shall, upon demand therefor, restore the Security Deposit to its original amount. Any unapplied portion of the Security Deposit shall be returned to Tenant, or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within forty-five (45) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 (excluding 1950.7(b)) of the California Civil Code, or any successor statute.

                                  ARTICLE 22
                                  ----------

                            SUPPLEMENTAL EQUIPMENT
                            ----------------------

     22.1 Supplemental Equipment.  Landlord hereby grants to Tenant and Tenant
          ----------------------
hereby accepts from Landlord, on the terms and conditions set forth herein, a license (the "License") coupled with Tenant's leasehold interest granting Tenant the right (but with respect to Tenant's HVAC Equipment and Electrical Equipment in the Premises, Tenant shall have the obligation), to install, at Tenant's sole cost and expense and subject to the provisions of this Article 22, the
                                                       ----------
following:

          22.1.1 Subject to the satisfactory completion of the Roof Systems Support Pad (as defined in Section 2.4 of the Tenant work letter), a heating, ventilating and air conditioning system and related connections to the Premises (the "Tenant's HVAC Equipment") on the portion of the Roof System Support Pad shown as "Area A". on Exhibit A-2 attached hereto;
                       -----------

          22.1.2 A dry-pipe, FM 200 or gas-based fire suppression system (the "Fire-Suppression System") in the Premises in a location designated in writing by Landlord. In connection with Tenant's installation of the Fire Suppression System, Tenant shall have the right to disconnect and cap, if necessary, in compliance with applicable law, and in accordance with the terms of Section 22.3
                                                                    ------------
below, any existing fire-suppression system in the Premises.;

          22.1.3 Subject to the satisfactory completion of the Roof Systems Support Pad (as defined in Section 2.4 of the Tenant Work Letter), four (4) 1,500 Kilowatt emergency generators ("Tenant's Generators") on that portion of the Roof System Support Pad shown as "Area A" on Exhibit A-2 attached hereto.
                                                 -----------
Tenant shall install Tenant's Generators in compliance with all applicable law, and in accordance with the terms and conditions of this Section 22, and shall be
                                                        ----------
solely responsible for (i) all costs and expenses incurred in connection with the installation, maintenance and operation of Tenant's Generator, and (ii) all permits and other governmental approvals required to install, operate and maintain Tenant's Generator. Tenant shall conduct all testing of Tenant's Generators in accordance with Landlord's testing rules during non-business hours and shall give Landlord not less than forty-eight (48) hours advance written notice of any such tests.

          In addition, from and after the Must Take Space Commencement Date (defined in Section 1.2 above) Landlord shall permit Tenant to install, at
            -----------
Tenant's sole cost and expense one (1) additional 1500-kilowatt emergency generator (the "Expansion Generator") in an area of Landlord's designated project generator room (the "Project Generator Room)" approved by Landlord; provided that, if Tenant elects to install the Expansion Generator Tenant shall reimburse Landlord for its proportionate share (to be determined by dividing the number of generator pads used by Tenant by the total number of generator pads in the Project Generator Room) of all reasonable costs incurred by Landlord in constructing the Project Generator Room.

          22.1.4 Tenant shall be entitled to utilize up to, but not exceeding 10,000 gallons of Landlord's designated generator stand-by fuel storage tank (the "Generator Fuel Tank") in the Project's fuel storage area to provide fuel for Tenant's Generators. Notwithstanding anything to the contrary contained in this Article 22, Landlord shall acquire and install (i) the Generator Fuel Tank
(ii) reasonably sufficient fuel piping from the Generator Fuel Tank to Tenant's fuel tank header in the basement of the Building and to Tenant's Generators, and
(iii) a fuel usage meter to measure and record Tenant's fuel consumption from the Generator Fuel Tank, provided that Tenant shall pay Landlord for all costs and expenses (which cost and expenses shall be deducted from the Tenant Improvement Allowance pursuant to the Tenant Work Letter attached hereto), incurred as a result of Landlord's installation and acquisition of the fuel piping, any metering equipment and Tenant's prorata share of the Generator Fuel Tank. Tenant's Generators, the Expansion Generators (if added pursuant to
Section 22.1.3 above), shall sometimes herein be collectively referred to as
--------------
"Tenant's Generator Equipment."

          22.1.5  The Electrical Equipment described in Section 6.1.2 above;
                                                        -------------

          22.1.6 Subject to available capacity of the Building, such connection equipment, such as conduits, cables, risers, feeders and materials (collectively, the "Connecting Equipment") in the shafts, ducts, conduits, chases, utility closets and other facilities of the Building as is reasonably necessary to connect Tenant's HVAC Equipment, Tenant's Generator Equipment, the Generator Fuel Tank, the Electrical Equipment and the Fire-Suppression System to Tenant's other machinery and equipment in the Premises, subject however, to the provisions of Section 22.3 below and subject to the availability of vertical
              ------------
riser and feeder excess capacity;

          22.1.7 Up to (i) eight (8) four inch (4.0") aluminum conduits running from the Premises to the seventh (7th) floor and basement of the Building, in each of the two (2) main telecommunications riser of the Building (the "Main Telecom Risers") in locations designated or approved in writing by Landlord and in the basement from the main telecommunication riser to the two (2) minimum points of entry in the basement of the Building to connect with the fiberoptic network of Tenant's chosen fiber optic service providers, and (ii) eight (8) four inch (4.0") aluminum conduits in the interconnect riser of the Building (the "Interconnect Riser") running from the second (2nd) floor to the seventh
(7th) floor of the Building (collectively "Tenant's Conduit"). Notwithstanding anything in this Lease to the contrary, commencing on the earlier to occur of
(i)  the date occurring thirty-six (36) months following the Effective Date And
(ii) the date upon which Tenant has placed ninety percent (90%) of its collocation Customers in the Premises, Landlord shall have the right to recapture from Tenant up to seventy five percent of any of the Tenant's Conduit allocated to Tenant pursuant to this
Section 22.1.7, which Landlord reasonably determines is not actually being used to carry Tenant's or Tenant's Customers fiber throughout the Project;

          22.1.8 New telecommunications lines and related equipment (collectively the "Lines") in the Tenant's Conduit described in Section 22.1.7
                                                                --------------
above. Tenant shall install its Lines in the Building and Project in a "backbone" configuration with horizontal Lines on applicable floors of the Building being connected to a single Line in a vertical riser. Once the backbone configuration is constructed, any and all new Lines installed by Tenant pursuant to the terms of this Section 22 shall be attached to such backbone
                              ----------
configuration. Notwithstanding anything to the contrary contained in this Lease, Tenant shall only use Tenant's Lines in the Interconnect Riser to make direct connections with other tenants in the Project.

          22.1.9 Tenant's HVAC Equipment, the Fire Suppression System, Tenant's Generator Equipment, the Electrical Equipment, the Connecting Equipment, Tenant's Conduit and the Lines are sometimes collectively referred to as the "Supplemental Equipment."

     22.2 License Areas.  The areas within the Building and Project which are
          -------------
outside the Premises and are occupied by the Supplemental Equipment (including without limitation, Tenant's non-exclusive use, in common with one or more other tenants of the Project and Landlord, the vertical shafts and horizontal raceways of the Building to the extent Tenant's use of such areas are approved in writing by Landlord) are referred to herein collectively as the "License Areas". The precise amount and location of the License Areas shall be designated by Landlord. It is expressly understood that Landlord retains the right to use the License Areas for any purpose whatsoever provided that Tenant shall have reasonable access to, and Landlord shall not unduly interfere with the use of, the Supplemental Equipment therein.

     22.3 Installation.  Except for the Project Radiators and Generator Fuel
          ------------
Tank which are to be installed by Landlord pursuant to Section 22.1.4, the
                                                       --------------
installation of the Supplemental Equipment shall constitute Alterations and shall be performed in accordance with and subject to the provisions of Article 8
                                                                       ---------
of this Lease.

     22.4 Tenant's Obligations.  For the purposes of determining Tenant's
          --------------------
obligations with respect to the License Areas, the License Areas shall be deemed to be a portion of the Premises; consequently, unless otherwise provided in this

Article 22, all of the provisions of this Lease with respect to Tenant's
----------
obligations hereunder shall apply to the installation, use and maintenance of the License Areas and the Supplemental Equipment, including without limitation, provisions relating to compliance with requirements as to insurance, indemnity, janitorial services, repairs, maintenance and compliance with law, except that unless otherwise provided herein Tenant shall have no obligation to pay Base Rent for the License Areas.

     22.5 Tenant's Compliance with HVAC Sound/Vibration Specifications.
          ------------------------------------------------------------
Notwithstanding anything to the contrary contained herein, in addition to the complying with the other requirements set forth in this Article 22, Tenant shall
                                                        ----------
comply with Landlord's "Project Sound Requirements and Specifications" set forth on Exhibit G attached hereto and all requirements of the City of Los Angeles
   ---------
(including without limitation, sound attenuation and vibration mitigation) in the installation and operation of Tenant's HVAC Equipment and Tenant's Generator Equipment. Provided that Tenant is not in default in any of its obligations under this Lease, Tenant shall be allocated a proportionate share of Landlord's sound budget for the Project.

     22.6 Indemnity.  Tenant shall install, use, maintain and repair the
          ---------
Supplemental Equipment, and use the License Areas, so as not to damage or interfere with the operation of the Building, the Building systems or with the occupancy or activities of any other tenant of the Building; and Tenant hereby agrees to indemnify and hold harmless the Landlord Parties from and against any and all claims (including but not limited to claims for bodily injury or property damage), actions, mechanic's liens, losses, liabilities, and expenses (including reasonable attorney fees and costs of defense by Landlord's legal counsel) (collectively, "Claims"), which may arise from the installation, operation, use, maintenance or removal of the Supplemental Equipment and use of the License Areas. Similarly, Tenant shall pay upon demand by Landlord the costs to repair any physical damage to the Building and the License Areas caused by such installation, operation, use, maintenance or removal. Tenant hereby waives and releases the Landlord Parties from any Claims Tenant may have at any time (including but not limited to Claims relating to interruptions in services) arising out of or relating in any way to the installation, operation, use, maintenance, and/or removal of the Supplemental Equipment and/or use of the License Areas. Such waiver and release shall not apply to Claims to the extent caused by Landlord's gross negligence or willful misconduct and not insured or required to be insured by Tenant under this Lease.

However, in no event shall Landlord or any member of the Landlord Parties be liable to Tenant for lost profits or consequential or incidental damages of any kind.

     22.7  Tenant Waiver.  Landlord shall not have any obligations with respect
           -------------
to the Supplemental Equipment or License Areas or compliance with any requirements relating thereto, nor shall Landlord be responsible for any damage that may be caused to the Supplemental Equipment or License Areas except to the extent caused by the gross negligence or willful misconduct of Landlord and not insured or required to be insured by Tenant under this Lease. Landlord makes no representation that the Supplemental Equipment or License Areas will be able to operate without interference or disturbance and Tenant agrees that Landlord shall not be liable to Tenant therefor.

     22.8  Protective Installations.  Tenant, at Tenant's sole cost and expense,
           ------------------------
shall install such fencing and other protective equipment on or about the Supplemental Equipment and License Areas as Landlord may determine.

     22.9  Damage to Supplemental Equipment/Taxes on Supplemental Equipment.
           ----------------------------------------------------------------
Notwithstanding anything in Article 11 to the contrary, Tenant shall (i) be
                            ----------
solely responsible for any damage caused as a result of and/or to the Supplemental Equipment except to the extent such damage arises out of the gross negligence or willful misconduct of Landlord and is not insured or required to be insured by Tenant under this Lease, (ii) promptly pay any tax, license or permit fees charged pursuant to any requirements in connection with the installation, maintenance or use of the Supplemental Equipment and comply with all precautions and safeguards recommended by all governmental authorities, and
(iii) make necessary repairs, replacements or to maintenance of the Supplemental Equipment and License Areas (unless and to the extent Landlord has elected in
Section 11.1 to repair the Supplemental Equipment) or License Areas.
------------

     22.10 Landlord's Rights.  If any of the conditions set forth in this
           -----------------
Article 22 are not complied with by Tenant, or if Tenant's use of the
----------
Supplemental Equipment is interfering with the activity or occupancy of any other tenant in the Building, then without limiting Landlord's rights and remedies it may otherwise have under this Lease, Tenant shall, upon written notice from Landlord, have the option either to (i) immediately discontinue its use of the Supplemental Equipment and License Areas, remove the same, and make such repairs and restoration as required under Section 22.10 below, (ii)
                                               -------------
reposition any Supplemental Equipment to a location designated by Landlord if Landlord elects to permit such repositioning, and make such repairs and restorations as required under Section 22.10 below, or (iii) correct such
                               -------------
noncompliance within thirty (30) days after receipt of notice. If Tenant fails to correct noncompliance within thirty (30) days after receipt of notice, then, subject to Section 22.10 below, Tenant shall immediately discontinue its use of
           -------------
the applicable Supplemental Equipment and remove the same and discontinue use of the related License Areas. Tenant acknowledges and agrees that any exercise by Landlord of its rights under this Section 22.9 shall not relieve Tenant of any
                                  ------------
of its obligations under the Lease.

     22.11 Removal of Supplemental Equipment.  Notwithstanding anything in this
           ---------------------------------
Lease to the contrary (including without limitation Article 15), upon the
                                                    ----------
expiration of the Lease Term or upon any earlier termination of this Lease, Landlord shall have the option, but not the obligation, of requiring that Tenant, subject to the control of and direction from Landlord, remove all or any portion of the Supplemental Equipment, repair any damage caused thereby, and restore the License Areas and other facilities of the Building and Project to their condition existing prior to the installation of the Supplemental Equipment; provided that Tenant shall be permitted to remove Tenant's Trade Fixtures upon the expiration of the Lease Term so long as it meets the repair and restoration requirements set forth hereinabove.

                                  ARTICLE 23
                                  ----------

                                     SIGNS
                                     -----

     23.1  Full Floors.  Subject to Landlord's prior written approval, in its
           -----------
reasonable discretion, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, if the Premises comprise an entire floor of the Building, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building.

     23.2  Multi-Tenant Floors.  If other tenants occupy space on the floor on
           -------------------
which the Premises is located, Tenant's identifying signage shall be provided by Landlord, at Tenant's cost, and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord's Building standard signage program.

     23.3  Prohibited Signage and Other Items.  Any signs, notices, logos,
           ----------------------------------
pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Project or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion.

                                  ARTICLE 24
                                  ----------

                              COMPLIANCE WITH LAW
                              -------------------

     Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations; provided that Landlord shall comply with any standards or regulations which relate to the Common Areas, Building Structure and those portion of the Building Systems located outside the Premises, unless such compliance obligations are directly related to and result from Tenant's particular manner of use of the Premises or the tenant improvements (including the initial Tenant Improvements constructed pursuant to the Tenant Work Letter) or the Alterations installed in or to the Premises after the date hereof, in which event such compliance obligations shall be at Tenant's sole cost and expense. Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Premises as are required to comply with the governmental rules, regulations, requirements or standards described in this Article 24. The judgment of any court of competent
                  ----------
jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

                                  ARTICLE 25
                                  ----------

                                 LATE CHARGES
                                 ------------

     If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount plus any reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at a rate per annum equal to the lesser of (i) the Interest Rate, and (ii) the highest rate permitted by applicable law.

                                  ARTICLE 26
                                  ----------

             LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT
             ----------------------------------------------------

     26.1 Landlord's Cure.  All covenants and agreements to be kept or performed
          ---------------
by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is
                   --------------
otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

     26.2 Tenant's Reimbursement.  Except as may be specifically provided to the
          ----------------------
contrary in this Lease, Tenant shall pay to Landlord, within five (5) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; and (ii) sums equal to all losses, costs, liabilities, damages
   ------------
and expenses referred to in Article 10 of this Lease.  Tenant's obligations
                            ----------
under this Section 26.2 shall survive the expiration or sooner termination of
           ------------
the Lease Term.

                                  ARTICLE 27
                                  ----------

                               ENTRY BY LANDLORD
                               -----------------

     Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant (except in the case of an emergency) to enter the Premises with a representative of Tenant made reasonably available by Tenant to (i) inspect them; (ii) show the Premises to (x) prospective purchasers, mortgagees, (y) tenants during the last twelve (12) months of Lease Term, or to (z) current or prospective mortgagees, ground or underlying lessors or insurers; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building, or for structural alterations, repairs or improvements to the Building or the Building's systems and equipment. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at
                               ----------
any time to (A) take possession due to any breach of this Lease in the manner provided herein; and (B) perform any covenants of Tenant which Tenant fails to perform after any applicable notice and cure period. Landlord may make any such entries without the abatement of Rent and may take such reasonable steps as required to accomplish the stated purposes. Except as provided in Section 6.3
                                                                   ----------
above, Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.

                                  ARTICLE 28
                                  ----------

                                    PARKING
                                    -------

     For so long as Landlord owns the Parking Structure, Tenant shall, subject to availability, be permitted to rent up to the number of parking passes set forth in Section 11 of the Summary for parking in the Parking Structure. Tenant
         ----------
shall pay to Landlord for said parking passes on a monthly basis the prevailing rate charged by Landlord from time to time for parking passes at the location of such passes, plus all applicable parking taxes. Landlord specifically reserves the right to sell the Parking Structure, to change the location, size, configuration, design, layout and all other aspects of the Parking Structure at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Parking Structure for purposes of permitting or facilitating any such construction, alteration or improvements. The parking passes provided to Tenant pursuant to this Article 28 are provided
                                                       ----------
solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to Landlord.

                                  ARTICLE 29
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     29.1 Terms; Captions.  The words "Landlord" and "Tenant" as used herein
          ---------------
shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

     29.2 Binding Effect.  Subject to all other provisions of this Lease, each
          --------------
of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.
                                                       ----------

     29.3 No Air Rights.  No rights to any view or to light or air over any
          -------------
property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

     29.4  Modification of Lease. Should any current or prospective mortgagee or
           ---------------------
ground lessor for the Building or Project require a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way unreasonably or adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) days following a request therefor. At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute a short form of Lease and deliver the same to Landlord within ten (10) days following the request therefor. Landlord and Tenant agree that within thirty (30) days of the Lease Commencement Date, Landlord and Tenant shall execute a memorandum of Lease in the form of Exhibit I attached hereto.
                                                   ---------

     29.5  Transfer of Landlord's Interest.  Tenant acknowledges that Landlord
           -------------------------------
has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease arising after the date of such transfer and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder. Landlord agrees that any unapplied portion of the Security Deposit held pursuant to Article 21 herein, shall be transferred or credited to any
                 ----------
purchaser of the Project from Landlord.

     29.6  Prohibition Against Recording.  Except as provided in Section 29.4 of
           -----------------------------                         ------------
this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

     29.7  Landlord's Title.  Landlord's title is and always shall be paramount
           ----------------
to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

     29.8  Relationship of Parties.  Nothing contained in this Lease shall be
           -----------------------
deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

     29.9  Application of Payments.  Landlord shall have the right to apply
           -----------------------
payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

     29.10 Time of Essence.  Time is of the essence with respect to the
           ---------------
performance of every provision of this Lease in which time of performance is a factor.

     29.11 Partial Invalidity.  If any term, provision or condition contained in
           ------------------
in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

     29.12 No Warranty.  In executing and delivering this Lease, Tenant has not
           -----------
relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

     29.13 Landlord Exculpation.  The liability of Landlord or the Landlord
           --------------------
Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the equity interest Landlord would have in the Building if the Building were encumbered by third-party debt in an amount equal to eighty percent (80%) of the value of the Building (as such value is determined by Landlord), provided that in no event shall such liability extend to any insurance proceeds received by Landlord or the Landlord Parties in connection with the Project, Building or Premises. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13
                                                                 -------------
shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

     29.14 Entire Agreement.  It is understood and acknowledged that there are
           ----------------
no oral agreements between the parties hereto affecting this Lease and this Lease and the Exhibits hereto, constitute the parties' entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

     29.15 Right to Lease.  Landlord reserves the absolute right to effect such
           --------------
other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

     29.16 Force Majeure.  Any prevention, delay or stoppage due to strikes,
           -------------
lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent except as otherwise provided for in this Lease and other charges to be paid by Tenant pursuant to this Lease and except as to Tenant's obligations under Articles 5 and 24 (except for Alterations
                                 ----------     --
required to be constructed by Tenant pursuant to Article 24 of this Lease)
                                                 --------
(collectively, a "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

     29.17 Waiver of Redemption by Tenant.  Tenant hereby waives, for Tenant and
           ------------------------------
for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

     29.18 Notices.  All notices, demands, statements, designations, approvals
           -------
or other communications (collectively, "Notices") given or required to be given by either party to the other hereunder or by law shall be in writing, shall be
(A) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Overnight Courier, (B) delivered by a nationally recognized overnight courier ("Overnight Courier"), or (D) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in Section 10 of the Summary, or to such other
                                 ----------
place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given (i) the date the telecopy is transmitted, (ii) the date the overnight courier delivery is made or attempted to be made, or (iii) the date personal delivery is made or attempted to be made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant. As of the date of this Lease, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the following addresses:

               600 W. 7th Street Associates, Inc.
               c/o Telecom Real Estate Services, Inc.
               617 South Olive Street, Suite 810
               Los Angeles, CA 90014
               Attention:   Kevin Keating

               With copy to:

               Allen, Matkins, Leck, Gamble & Mallory LLP
               333 Bush Street, 17th Floor
               San Francisco, California 94104-2806
               Attention:  Todd A. Chapman, Esq.
               Fax:  (415) 837-1516
               Phone:  (415) 837-1515

     29.19 Joint and Several.  If there is more than one Tenant, the obligations
           -----------------
imposed upon Tenant under this Lease shall be joint and several.

     29.20 Authority.  If Tenant is a corporation, trust or partnership, each
           ---------
individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. In such event, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord satisfactory evidence of such authority and, if a corporation, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (i) good standing in Tenant's state of incorporation and (ii) qualification to do business in California.

     29.21 Attorneys' Fees.  In the event that either Landlord or Tenant should
           ---------------
bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

     29.22 Governing Law; WAIVER OF TRIAL BY JURY.  This Lease shall be
           --------------------------------------
construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA,
(II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

     29.23 Submission of Lease.  Submission of this instrument for examination
           -------------------
or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     29.24 Brokers.  Landlord and Tenant hereby warrant to each other that they
           -------
have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no
             ----------
other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

     29.25 Independent Covenants.  This Lease shall be construed as though the
           ---------------------
covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

     29.26 Project or Building Name and Signage.  Landlord shall have the right
           ------------------------------------
at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

     29.27 Counterparts.  This Lease may be executed in counterparts with the
           ------------
same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

     29.28 Confidentiality.  Tenant acknowledges that the content of this Lease
           ---------------
and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, space planning consultants and prospective sublessees, transferees or assignees of Tenant.

     29.29 Transportation Management.  Tenant shall fully comply with all
           -------------------------
present or future programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

     29.30 Building Renovations.  It is specifically understood and agreed that
           --------------------
Landlord has made no representation or warranty to Tenant and has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, the Project or any part thereof and that no representations respecting the condition of the Premises, the Building, the Project or any part thereof have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Project, the Building and/or the Premises including without limitation the parking structure, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (i) installing sprinklers in the Building common areas and tenant spaces, (ii) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and (iii) installing new floor covering, lighting, and wall coverings in the Building common areas, and in connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or the License Areas or of Tenant's personal property or improvements (including the Supplemental Equipment) resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions; provided, however, that Landlord shall use commercially reasonable efforts to minimize any unreasonable interference such construction may have on Tenant's use and occupy of the Premises.

     29.31 No Violation.  Tenant hereby warrants and represents that neither its
           ------------
execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from Tenant's breach of this warranty and representation.

     29.32 Construction of Project and Other Improvements.  Tenant acknowledges
           ----------------------------------------------
that portions of the Project may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction; provided, however, that Landlord shall use commercially reasonable efforts to minimize any unreasonable interference such construction may have on Tenant's use and occupy of the Premises.

                        [Signatures on following page]

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                              "Landlord":

                              600 SEVENTH STREET ASSOCIATES, INC., a California corporation

                              By:        /s/ [signature illegible]
                                 -----------------------------------------------
                                    Name:_______________________________________
                                    Title:______________________________________

                              "Tenant":

                              EQUINIX, INC., a Delaware corporation

                              By:        /s/ [signature illegible]
                                 -----------------------------------------------
                                    Name:_______________________________________
                                    Title:______________________________________

                              By:   ____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                  EXHIBIT A-1
                                  -----------

                          CARRIER CENTER LOS ANGELES
                          --------------------------

                             OUTLINE OF SUITE 600
                             --------------------

                       [GRAPHIC OF SUITE 600 FLOOR PLAN]

                             EXHIBIT A-1 - Page 1

                                  EXHIBIT A-2
                                  -----------

                          CARRIER CENTER LOS ANGELES
                          --------------------------

              OUTLINE OF ROOF SPACE AND ROOF SYSTEMS SUPPORT PAD
              --------------------------------------------------


        [GRAPHIC OF ROOF SPACE AND ROOF SYSTEMS SUPPORT PAD FLOOR PLAN]

                             EXHIBIT A-2 - Page 1

                                  EXHIBIT A-3
                                  -----------

                          CARRIER CENTER LOS ANGELES
                          --------------------------

                          OUTLINE OF MUST TAKE SPACE
                          --------------------------


                    [GRAPHIC OF MUST TAKE SPACE FLOOR PLAN]

                             EXHIBIT A-3 - Page 1

                                   EXHIBIT B
                                   ---------

                          CARRIER CENTER LOS ANGELES
                          --------------------------

                              TENANT WORK LETTER
                              ------------------

     This Tenant Work Letter ("Work Letter") shall set forth the terms and conditions relating to the construction of improvements for the Premises. All references in this Work Letter to "the Lease" shall mean the relevant portions of the Lease to which this Work Letter is attached as Exhibit B.
                                                      ---------

                                   SECTION 1
                                   ---------

                     GENERAL CONSTRUCTION OF THE PREMISES
                     ------------------------------------

     1.1  Base, Shell and Core.  Landlord shall deliver the base, shell, and
          --------------------
core (i) of the Premises and (ii) of the floor of the Building on which the Premises is located (collectively, the "Base, Shell, and Core") in its current "AS-IS" condition existing as of the date of the Lease, and except as expressly set forth in this Work Letter, Landlord shall have no obligation to construct or pay for any alterations or improvements to, or repairs of equipment in, the Premises, the Building or the Real Property. For purposes hereof, the Base, Shell and Core shall include and Landlord shall construct in the Premises at its cost: (A) concrete floors of the Premises; (B) Building structure and perimeter walls, including windows, and existing window coverings "AS IS"; (C) new building standard restroom facilities servicing the Premises; (D) new building standard electrical panels and closets, with service and distribution power boards and transformers; (E) new building standard telephone closets; (F) drywall on core walls; (G) HVAC to the utilized Common Areas; (H) abatement of all exposed or assessable friable asbestos in the Premises, (I) fire/life-safety and alarm system(s), on an unoccupied basis; (J) passenger and freight elevator lobbies on multi-tenant floors; (K) fire exit stairs; (L) Building standard elevators in their "AS-IS" condition and (M) the demolition of all existing HVAC, lighting, partitions and vinyl flooring in the Premises. Notwithstanding any of the foregoing provisions of this Section 1 to the contrary, in the event that any portions of the Base, Shell and Core are not in compliance with applicable ordinances and codes, including the Americans With Disabilities Act and Title 24, as of the date the Premises are delivered to Tenant (as such compliance shall be determined (1) with respect to any portion of the Building located outside the Premises and the restrooms within the Premises, on an occupied basis assuming the Premises will be occupied for general office use with standard office improvements, and (2) with respect to any portion of the Premises, including the areas above the ceiling, and any portion of the HVAC, electrical, fire/life-safety and mechanical systems and equipment of the Building located within the Premises, on an unoccupied basis and without regard to any Tenant Improvements or Alterations which Tenant proposes to construct pursuant to this Work Letter or the Lease), then Landlord shall be responsible for correcting any such non-compliance (the "Compliance Work"). Such Compliance Work, if any, shall be constructed by Landlord in a reasonable and diligent manner after Landlord's receipt of notice of the need for such Compliance Work. If any such Compliance Work is discovered during Tenant's design and/or construction of the Tenant Improvements, Landlord may elect to have the Contractor selected by Tenant to perform the Tenant Improvements perform such Compliance Work, at Landlord's cost, during the construction of the Tenant Improvements in order to obtain efficiencies and expedite construction of such Compliance Work and the Tenant Improvements. Notwithstanding the foregoing to the contrary, Tenant may elect to construct Item (C) hereinabove, as part of the Tenant Improvements and receive the corresponding amount which Landlord anticipated expending to construct Item (C) of the Base, Shell and Core.

     1.2  Substantial Completion.  For purposes of the Lease and this Work
          ----------------------
Letter, Landlord's obligations under this Section 1 shall be satisfied upon (i) the substantial completion of construction of items (A) through (L) listed in
Section 1.2 above, with the exception of (x) any minor or decorative punch list
        ---
items or Compliance Work which do not or will not materially interfere with Tenant's commencement of construction of the Tenant Improvement Work (which punch list and Compliance Work shall be completed by Landlord in a diligent manner), and (y) any Base, Shell and Core items which Tenant has agreed to complete as part of Tenant's construction of the Tenant Improvements.

                                   SECTION 2
                                   ---------

                              TENANT IMPROVEMENTS
                              -------------------

     2.1  Improvement Allowances.
          ----------------------

          2.1.1  Tenant Improvement Allowance.  Tenant shall be entitled to a
                 ----------------------------
one-time tenant improvement allowance (the "Tenant Improvement Allowance") in an amount up to, but not exceeding, the product of (i) $20.00 and (ii) the number of rentable square feet of the Suite 600 Space as of the Lease Commencement Date, to be used to help Tenant pay for the costs of design and construction of Tenant's

                              EXHIBIT B - Page 1
improvements set forth in the approved Final Drawings (as defined herein) which are permanently affixed to the Premises (collectively, the "Tenant Improvements") and the other Tenant Improvement Allowance Items (as such term is defined below). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. Tenant shall not be entitled to receive any cash payment or credit against Rent or otherwise for any portion of the Tenant Improvement Allowance which is not used to pay for the Tenant Improvement Allowance Items; provided, however, to the extent there remains any unused portion of the Tenant Improvement Allowance and thus Landlord is not providing any Additional Allowance, Tenant may use such excess to help Tenant pay for any Alterations Tenant installs in the Premises pursuant to Article 8 of the Lease after substantial completion of the Tenant Improvements. Such excess amount shall be disbursed by Landlord after Tenant has completed the Alterations and has delivered to Landlord appropriate invoices, paid receipts, lien releases and other information reasonably requested by Landlord.

     2.2  Disbursement of the Tenant Improvement Allowance.  Except as otherwise
          ------------------------------------------------
set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs and in the order provided below (collectively, the "Tenant Improvement Allowance Items"):

          2.2.1 the cost of engineering, acquiring, and installing Tenant's Generator Fuel Tank and connecting equipment thereto (to be installed pursuant to Section 22.1.4 of the Lease);

          2.2.2 the cost of engineering, acquisition and installation of the Roof Systems Support Pad (as defined in Section 2.4 hereinbelow);
                                        -----------------------

          2.2.3 any and all seismic or structural support added to the Project by Landlord as a result of the installation of the Roof Systems Support Pad;

          2.2.4 payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Work Letter and payment of the
                           -----------
out-of-pocket costs and fees paid by Landlord to Landlord's consultants in connection with the preparation and review of the "Construction Drawings", as that term is defined in Section 3.1 of this Work Letter;
                        -----------

          2.2.5 the payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

          2.2.6 the cost of construction of the Tenant Improvements, including, without limitation, cost of labor and materials contractors' fees and general conditions, testing and inspection costs, and costs of trash removal and hoists (but during the construction of the Tenant Improvements and Tenant's initial move-in to the Premises, Tenant shall not be charged for the use of any utilities, or for use of the freight elevators);

          2.2.7 the cost of any changes in the Base, Shell and Core required by the Construction Drawings, except to the extent such changes constitute Compliance Work which is Landlord's responsibility to perform pursuant to
Section 1 above; such cost to include all direct architectural and/or
--------
engineering fees and expenses incurred in connection therewith;

          2.2.8 the cost of any changes to the Construction Drawings or Tenant Improvements required by applicable laws and building codes (collectively, "Code");

          2.2.9  sales and use taxes and Title 24 fees;

          2.2.10 all other costs to be expended by Tenant in connection with the construction of the Tenant Improvements such as, but not limited to demolition of any existing improvements so designated for demolition in the Premises, construction management fees, and voice and data cabling; and

          2.2.11 Disbursement of Tenant Improvement Allowance.  During the
                 --------------------------------------------
construction of the Tenant Improvements, Landlord shall make disbursements of the Tenant Improvement Allowance once per month (or on a more frequent basis as Landlord may determine) to pay for the Tenant Improvement Allowance Items following Landlord's receipt of: (i) a request for payment of the Contractor, Architect and/or Engineers, as applicable (as such terms are defined below), approved by Tenant, showing the schedule, by trade, of percentage of completion of the design and/or construction of the Tenant Improvements in the Premises;
(ii) invoices for labor rendered and materials delivered to the Premises; and
(iii) executed mechanic's lien releases from all of Tenant's Agents (as that term is defined in Section 4.1.2 below) which shall comply with the appropriate
                   -------------
provisions of California Civil Code Section 3262(d). Landlord may make such disbursements of the Tenant Improvement Allowance jointly to Tenant and the Contractor or jointly to the Tenant and the Architect, Engineers or other vendors to whom direct payment is to be made, and may provide for up to a ten percent (10%) retention (so long as such retention is not duplicative of any retention already provided in Tenant's payment request or

                              EXHIBIT B - Page 2
specified in the applicable contractor's contract) for each such disbursement (but such retention shall not apply to payment of the fees of the Architect and/or Engineers unless expressly provided in the contracts with such entities). Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request. Landlord shall disburse all retentions following the completion of construction of the Premises and Landlord's receipt of properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4).

     2.3  Tenant Special Requirements.  Tenant has established specifications
          ---------------------------
(the "Specifications") for the Premises standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "Tenant's Special Requirements"), a copy of which Specifications is attached hereto as Schedule 2.
          ----------

     2.4 Notwithstanding anything to the contrary continued herein or in the Lease, Tenant shall be required to install as part of the Tenant Improvements, a steel support pad in a designated location on the roof of the Building more particularly shown on Exhibit A-2 attached to the Lease (the "Roof Systems
                      -----------
Support Pad") which Roof Systems Support Pad shall be designed and installed in accordance with design standards and specifications approved by Landlord in its reasonable discretion.


                                   SECTION 3
                                   ---------

                             CONSTRUCTION DRAWINGS
                             ---------------------

     3.1  Architect and Construction Drawings.  Tenant has retained Western
          -----------------------------------
Carlson Design and Construction (or other Carlson entity reasonably approved by Landlord) as its architect/space planner (the "Architect") to prepare the Construction Drawings (as hereinafter defined in this Section 3.1). Tenant
                                                      -----------
shall retain engineering consultants as approved by Landlord, which approval shall not be unreasonably withheld or delayed, to prepare plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life-safety, and sprinkler work in the Premises (the "Specialty Work") or, at Tenant's option, the Specialty Work may be constructed under a "design/build" contract where each respective subcontractor, reasonably approved by Landlord, shall prepare plans and engineering working drawings relating to the Specialty Work. For purposes of this Work Letter, any of the aforementioned parties who shall provide such plans and engineering working drawings shall be referred to herein as the "Engineers". The plans and drawings to be prepared by the Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings". All Construction Drawings shall be subject to Landlord's approval, which shall not be unreasonably withheld or conditioned, and which disapproval shall only be for the following factors (collectively, "Design Problems"): (i) design defects in or incompleteness of the Construction Drawings; (ii) failure of the Construction Drawings to comply with Code; (iii) failure of the Construction Drawings to comply with Section 2.4 above; (iv)
                                                    -----------
adverse effect of the Tenant Improvements on the exterior appearance of the Building or Common Areas and/or on Building's systems or equipment; (v) changes to the Base, Shell and Core required by or in connection with the Construction Drawings or Tenant Improvements; (vi) failure of the Construction Drawings to substantially comply with the base building plans for the Building previously delivered to Tenant; and/or (vii) any material inconsistencies in the portion of the Construction Drawings then subject to review as compared to any prior version thereof approved by Landlord. Landlord shall advise Tenant within ten
(10) days after Landlord's receipt of the applicable portion of the Construction Drawings if they are approved or if there are any Design Problems therewith, as reasonably determined by Landlord. If Tenant is so advised of any Design Problems, Tenant shall promptly (A) revise the portion of the Construction Drawings to correct the Design Problems in accordance with such disapproval of Landlord, and (B) deliver such revised Construction Drawings to Landlord. The Construction Drawings shall be approved by Landlord prior to commencement of construction of the Tenant Improvements for the Premises. Once the final Construction Drawings have been approved by Landlord, the same shall be referred to hereinafter as the "Final Drawings." Tenant and the Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith (subject, however, to the Landlord Delay provisions of Section 5(v) below).
                                                       ------------
Landlord's review and/or approval of the Construction Drawings, as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's
     ---------
review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed and approved by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings.

                              EXHIBIT B - Page 3

     3.2  Permits.  After approval by Landlord of the Final Drawings, Tenant
          -------
shall promptly submit the same to the appropriate governmental authorities for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that the obtaining of the same, as is required by any governmental agencies having jurisdiction over the Building, shall be Tenant's responsibility; provided, however, that Landlord shall, in any event, cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in any portion of the Construction Drawings as approved by Landlord may be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed.

                                   SECTION 4
                                   ---------

                    CONSTRUCTION OF THE TENANT IMPROVEMENTS
                    ---------------------------------------

     4.1  Tenant's Selection of Contractor and Tenant's Agents.
          ----------------------------------------------------

          4.1.1  Contractor.  The contractor which will construct the Tenant
                 ----------
Improvements ("Contractor") shall be Carlson Group, Inc. (or other Carlson entity reasonably approved by Landlord).

          4.1.2  Tenant's Agents.  All subcontractors, laborers, materialmen,
                 ---------------
and suppliers used by Tenant to install or construct items other than Tenant's computers in the Premises, and specifically excluding movers (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed.

     4.2  Construction of Tenant Improvements by Tenant's Agents.
          ------------------------------------------------------

          Construction Contract; Cost Budget.  Prior to Tenant's execution of
          ----------------------------------
the construction contract and general conditions with Contractor (the "Contract"), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld or delayed. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred, or which have been incurred, as set forth more particularly in Sections 2.2.1.1 through
                                                      ----------------
2.2.1.8 above, in connection with the design and construction of the Tenant
-------
Improvements to be performed by or at the direction of Tenant or the Contractor (which costs form a basis for the amount of the Contract, if any (the "Final Costs"). Prior to the commencement of construction of the Tenant Improvements, Tenant shall supply Landlord with a completion bond in an amount equal to the Final Costs to ensure Landlord of the completion of the Tenant Improvements.

          4.2.2  Tenant's Agents.  Tenant's and Tenant's Agents' construction of
                 ---------------
the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in accordance with the Final Drawings; (ii) Tenant and Tenant's Agents shall not, in any way, unreasonably interfere with, obstruct, or delay, the work of Landlord's contractor and subcontractors in the Building; and (iii) Tenant shall abide by all reasonable rules made by Landlord's Building contractor or Landlord's Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Work Letter, including, without limitation, the construction of the Tenant Improvements.

          4.2.3  Indemnity.  Tenant shall indemnify, protect, defend and hold
                 ---------
Landlord harmless from and against any and all losses, claims, damages and expenses arising from the actions or omissions of the Architect, the Engineers and Tenant's Agents on the Premises or in the Building.

          4.2.4  Insurance Requirements.  All of Tenant's Agents shall carry
                 ----------------------
worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in the Lease. In addition, Tenant shall carry "Builder's All Risk" insurance (excluding earthquake and flood insurance) in an amount reasonably specified by Landlord prior to commencement of construction of the Tenant Improvements, covering the construction of the Tenant Improvements, and such other insurance (excluding earthquake and flood insurance) as Landlord may reasonably require. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord, and in form and with companies as are required to be carried by Tenant as set forth in the Lease. Certificates for all insurance carried pursuant to this Section
                                                                    -------
4.2.4 shall be delivered to Landlord before the commencement of construction of
-----
the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. All policies carried under this Section 4.2.4 shall insure
                                                    -------------
Landlord and Tenant, as their

                              EXHIBIT B - Page 4
interests may appear, as well as Contractor and Tenant's Agents, and shall name as additional insureds Landlord's property manager, and all mortgagees and ground lessors of the Building. All insurance, except Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.3 of this
                                                           -------------
Work Letter.


          4.2.5  Governmental Compliance.  Tenant shall cause the Tenant
                 -----------------------
Improvements to be constructed by Contractor in compliance in all respects with all applicable laws, codes, ordinances and regulations, including, without limitation, the Code and the Americans With Disabilities Act.

     4.3  Inspection by Landlord.  Landlord shall have the right to inspect the
          ----------------------
Tenant Improvements at all times, provided however, that (i) Landlord shall not unreasonably interfere with Tenant's construction of the Tenant Improvements in connection with any such inspection, and (ii) Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Should Landlord reasonably disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such reasonable disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord.

     4.4  Notice of Completion; Copy of "As Built" Plans.  Within ten (10) days
          ----------------------------------------------
after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. In addition, within thirty
(30) days after the substantial completion of the Premises, Tenant shall deliver to the Building management office a copy of the "record set" of mylar as-built drawings for the Tenant Improvements.

                                   SECTION 5
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     5.1  Tenant's Representative.  Tenant has designated Art Chinn as its sole
          -----------------------
representative with respect to the matters set forth in this Tenant Work Letter, who until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

     5.2  Landlord's Representative.  Landlord has designated Eric Berman as its
          -------------------------
sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

     5.3  Arbitration.  Any dispute concerning whether any term of this Work
          -----------
Letter has been breached or properly interpreted or complied with shall be submitted to arbitration as provided in this Section 5.3. The arbitration shall
                                             -----------
be conducted in Los Angeles, California. The party desiring such arbitration shall give written notice thereof to the other specifying the Work Letter dispute to be arbitrated. Within ten (10) business days after the date on which the arbitration procedure is invoked as provided in this Section 5.3, each party
                                                         -----------
shall appoint an experienced arbitrator qualified to arbitrate such dispute (e.g., the arbitrator shall be an architect if the dispute involves architectural/design issues, or a contractor if such dispute involves construction/contractor issues) and notify the other party of the arbitrator's name and address. The two arbitrators so appointed shall appoint a third qualified experienced arbitrator.. If the three arbitrators to be so appointed are not appointed within fifteen (15) business days after the date the arbitration procedure is invoked, then the arbitrator or arbitrators, if any, who have been selected shall proceed to carry out the arbitration. The arbitrator or arbitrators so selected shall furnish Landlord and Tenant with a written decision within fifteen (15) business days after the date of selection of the last of the arbitrators to be so selected. Any decision so submitted shall be signed by a majority of the arbitrators if more than two have been selected. If only two arbitrators have been selected and they are unable to agree, then either or both Landlord and Tenant shall be entitled to apply to the presiding Judge of the Superior Court of the County of Los Angeles, California for the selection of a third arbitrator who shall be selected from a list of names of experienced qualified arbitrators submitted by either or both parties, as the case may be. In designating arbitrators and deciding the dispute, the arbitrators shall act in accordance with the Commercial Rules of Arbitration then in force of the American Arbitration Association, subject, however, to such limitations as may be placed upon them by the provisions of this Lease. The decision of the arbitrators shall be final and binding upon the parties, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Neither party

                              EXHIBIT B - Page 5
shall be in default under this Work Letter with respect to any dispute under any provision hereof during the time period commencing as of the date the arbitration procedure is invoked with regard to said dispute and ending on the date of resolution by the arbitrators; provided, however, that during said period, each party shall continue to make all payments of money required by this Work Letter and the Lease and to otherwise perform all duties and obligations required to be performed by such party under this Work Letter and the Lease and, with respect to the issue under arbitration, shall maintain the status quo.

                              EXHIBIT B - Page 6

                            SCHEDULE 1 TO EXHIBIT B
                            -----------------------

                          BUILDING CONSTRUCTION RULES
                          ---------------------------

     The following are general rules and regulations governing all work in the Building, including Tenant's Work and any Alterations (collectively, "Tenant's work"). The manager for the Building ("Building Manager") will be Landlord's representative in coordinating and supervising Tenant's work. Nothing contained in these Construction Rules shall (i) create any contractual obligations for Landlord or Building Manager in connection with Tenant's work or (ii) in any way affect, modify or supersede any of the terms set forth in this Lease. The Construction Rules may be modified and supplemented from time to time as Landlord may reasonably require for the proper monitoring and control of construction at the Building.

     1. Neither Building Manager nor Landlord will be responsible for any material, equipment, tools or other property belonging to Tenant's general contractor for Tenant's work, or any subcontractors, employees, agents or others associated in any way with Tenant's work.

     2. The Building is equipped with a freight elevator serving all floors. The contractor and all construction personnel must use only the freight elevator for transportation of workers, materials and equipment. No contractor or any construction personnel, nor any materials or equipment, are permitted in, nor shall any of the foregoing be transported in, the passenger elevators. If the contractor or any construction personnel are found in the passenger elevators, the contractor or subcontractor may be removed from the job and the elevators will be immediately inspected for damage. All damage resulting from such use shall be corrected by Building Manager at Tenant's expense.

     3. The contractor shall furnish Building Manager with a list of subcontractors prior to commencement of Tenant's work. This list will include phone numbers and contacts for the contractor and each subcontractor, including home and emergency telephone numbers. Any persons not on the approved contractor list will be denied access to the Premises. NO EXCEPTIONS. Access badges, authorizing access to the Premises, will be issued by Building Manager to all personnel designated by the contractor on such list. The contractor and all construction personnel working over the weekend and after the normal hours shall provide Building Manager with a list of workers 24 hours prior to the worker being on site or they will be denied access. The list should also include an estimated time the contractor and all construction personnel will be working, the location of the work to be done, the number of employees and the working supervisor who will be present in the Building during the performance of the work. Any deviation will require Building Manager's approval.

     4. Unless Building Manager requires otherwise, all contractors and other construction personnel shall enter and exit through the loading dock or main lobby at all times. Additionally, all contractors and subcontractors shall sign in and sign out at the security desk. Building security personnel have the right to inspect all tool boxes of any and all construction personnel upon departure from the Building. Loading dock and freight elevator procedures and hours will be provided by Building Manager.

     5. When working on a tenant-occupied floor, all deliveries are to be accepted, moved and delivered to the contracted suite by 7:30 a.m. All equipment and material deliveries shall be made at the loading dock or service entry between the hours of 6:00 p.m. and 6:00 a.m. Monday through Friday or all day Saturday and Sunday via a freight reservation. If deliveries are to be made at other times, prior approval must be obtained from Building Manager. At no other time will material be transported through the Building lobby or public areas unless specifically authorized in writing. When making deliveries, reinforced, non-staining masonite board acceptable to Building Manager must be installed by the contractor (in a manner approved by Building Manager) to protect all wall and floor finishes, including the freight elevator. The contractor and subcontractors shall consult with Building Manager for complete rules and procedures relating to corridor, elevator and public area protection. All contractors and other construction personnel shall leave the Building lobby and other public areas in a neat and clean condition consistent with other Comparable Buildings (including, without limitation, sweeping and mopping the lobby floors, dusting all furniture in the lobby and otherwise removing all debris and dust) and otherwise in a condition satisfactory to Building Manager and Landlord. Tenant shall be responsible for all costs incurred by Building Manager if this clean-up work is not performed satisfactorily.

     6. The contractor must notify Building Manager prior to conducting any of Tenant's work that will require ceiling access, specifying the areas that will be worked on and the length of time needed to complete or perform work in the space.

                       SCHEDULE 1 TO EXHIBIT B - Page 1

     7. No drilling, hammering, loud noise, vibrations or disturbances of any nature will be allowed during the business day (i.e., from 8:00 a.m. to 7:00 p.m., Monday through Friday, and from 9:00 a.m. to 2:00 p.m. on Saturday).

     8. The contractor shall keep all spaces affected by Tenant's work clean at all times, including all public areas such as corridors, restrooms, janitor's closets, etc. The contractor shall erect and maintain dust barriers at all exit areas of construction and proper dust covers (including walk-off mats) on the floors at exit areas of construction and at the doors to the freight elevator. The contractor is responsible for taking all extra precautions to safeguard the floors, walls and/or elevators from damage which may be caused by the movement of materials, equipment or debris.

     9.   Sprinkler shut down and construction procedures:

               a. The contractor or the subcontractor requiring the shutdown and draining of the fire sprinkler system on any floor must follow the Building's procedures for this process.

               b. All work performed on fire sprinklers and/or fire standpipes must be scheduled with The Building Chief Engineer at least 24 hours in advance.

               c. Isolation and draining of the sprinkler system must be done by the Building Engineering Department.

               d. Prior to start of work, the contractor must report to Building Manager on the loading dock, and the contractor will be given instructions and assistance. Building supplied shut- off tags are to be placed on all closed valves.

     10. Construction personnel shall at all times maintain the highest level of project cleanliness. All construction waste and debris shall be removed via the freight elevator or stairs to the loading dock on a daily basis and shall not be allowed to accumulate or produce a fire hazard. No construction waste or debris may be placed in the Building dumpster/compactor. The contractor and all construction personnel shall provide for removal of waste and debris from the Building at their own expense, and shall dispose of all waste and debris in an environmentally safe manner and in full compliance with all laws and ordinances. If a dumpster is required (space allowing), the location must be approved by Building Manager. If the contractor fails or refuses to keep such spaces free of accumulated waste, debris, dust, etc., Building Manager reserves the right to enter such spaces (including the Premises) and to clean and remove the debris, dust, etc. at Tenant's expense. In addition, all public areas, i.e., corridors, restrooms, janitor's closets, etc. shall be maintained and kept free of construction debris, dust, etc.

     11. Removal of combustible objects such as cardboard, empty paint cans, paint rags and other combustible materials shall occur on a daily basis; such objects shall be disposed of in an approved receptacle and in an environmentally safe manner in full compliance with all laws and ordinances. The storage of all flammable liquids (paint, lacquer thinners, paint thinners, etc.) shall be in UL approved fire rated (for flammable liquids) storage cabinets or the liquids are to be removed from the Building daily. If such liquids are to be stored in the proper storage cabinets, Building Manager shall be notified of their existence, location and quantity. Upon completion of Tenant's work, all remaining flammable liquids shall be removed from the Building and disposed of in an environmentally safe manner in full compliance with all laws and ordinances.
Any flammable or hazardous materials (i.e. paint) may only be stored on the Premises with permission of Building Manager who shall designate an area for such storage. No gasoline operated devices (e.g., concrete saws, coring machines, welding machines, etc.) shall be permitted within the Building. All work requiring such devices shall be performed by means of electrically operated substitutes. All approved gas and oxygen canisters shall be properly chained and supported to eliminate all potential hazards. At the completion of use, said containers shall be promptly removed from the Building.

     12. All electrical and telephone rooms on construction floors are to be kept clean and orderly at all times and must be locked at the end of each workday. These rooms cannot be used as storage for tools or supplies. At the end of each day, all garbage and wire remnants are to be removed and a clear pathway maintained to all panels. Initial access to electrical and telephone equipment rooms must be arranged through Building Manager. Keys will be issued by Building security. Doors to electrical and telephone equipment rooms may not be propped or blocked open in any way. Tenant equipment may not be installed in electrical rooms. All panels are to be replaced and properly labeled upon completion of work. All penetrations through floors, walls and ceilings shall be properly fire rated upon completion.

     13. Upon completion and termination of all electrical circuits, and before energizing, the contractor must notify the Building's engineer so that a neutral to ground bonding test can be performed.

                       SCHEDULE 1 TO EXHIBIT B - Page 2

     14. Specific restrooms will be designated for use by construction personnel. The contractor is responsible for maintenance while using such designated restrooms. Upon completion of Tenant's work, the contractor will be responsible for restoring all designated restrooms to their original state. Anyone found using restrooms other than those specified, or anyone using the janitorial closets, will be subject to dismissal. No one is permitted to use the janitorial closets without Building Manager permission. Janitors' slop sinks cannot be used for disposal of flammable material, hazardous waste or drywall.

     15. Any use of telephone room chase way must be approved in advance by the Building's engineer.

     16. Construction personnel are not permitted to block open stairway doors and electrical room doors. These doors provide the fire protection required by code. Continued violation of this provision shall be subject to a $300 fine. Janitorial doors shall be kept closed at all times on occupied tenant floors. During construction of Tenant's work, stairwells and fire doors leading to stairwells may not be blocked with materials, equipment, trash or debris of any kind. Fire doors may not be propped or blocked open in any fashion or in any way. Keys will be issued by Building security. Stairwells may not be used for the storage of any equipment, materials, trash or debris of any kind and are to be kept clear at all times. During construction of Tenant's work, air conditioning smoke dampers may not be propped open.

     17. All smoke detectors in the construction areas are to be protected during construction, demolition, sweeping, clean-up or other operations that may cause considerable dust or smoke. At the end of each work day, after the dust has settled, each smoke detector that has been protected during the day is to be uncovered to ensure proper operation.

     18. Each contractor and all construction personnel are to take adequate precautions to prevent the accidental tripping of the fire alarm system. False alarms shall be fined at $400 per offense. All management and other costs connected with resetting false alarms initiated by the contractor or any construction personnel will be charged to the Tenant's account. At completion of every work day, the fire-life-safety system shall be left trouble and alarm free. The contractor must notify the Building's engineer of said status before leaving the job site.

     19. The contractor must provide and keep available at least four currently certified 10 pound ABC fire extinguishers on each floor during construction. They are to be placed inside the controlled area, and all workers are to be informed as to their location and proper use. In addition, construction personnel shall be informed by their supervisors of the means of egress from the floor in case of an emergency, location of fire pull stations and locations of wet stand pipes.

     20. All "J" boxes and fire-life-safety conduits that are installed during the construction of Tenant's work must be marked with red spray paint. All fire-life-safety wiring must be done strictly in accordance with Building specifications (contact the Building's engineer for such wire specifications). Failure to adhere to the required color code may result in costly, time-consuming rewiring. Only life-safety contractors designated or approved by Building Manager will be allowed to install and/or connect life-safety devices (i.e., speakers, pull stations and smoke detectors).

     21. Prior to core drilling, the contractor must inform Building Manager of the locations of the core drill for the review and approval of the Building's engineer. All core drills are to be located from the underside to prevent damage to any of the exposed fire-life- safety conduits on the underside of the decking. If cores are to be wet-drilled, slurry run-off shall be contained and must not be allowed to reach tenant areas below the construction. Any slurry that does migrate to the floor below shall be cleaned by the contractor at its expense. Coring hours will be 8:00 p.m. to 7:00 a.m. Any penetrations made in steel structural beams are to be approved in advance by the Building's engineer and permitted by government authorities, if applicable.

     22. Any damage sustained during construction of Tenant's work to electrical rooms, telephone rooms, storage closets, janitor closets, restrooms, or freight lobbies is the responsibility of the Tenant. A list of pre-existing damage to these areas should be submitted to Building Manager, and should be acknowledged by Building Manager, prior to commencement of Tenant's work.

     23. The contractor must notify Building Manager at least 24 hours prior to commencing any painting or varnishing. Any spray painting with solvent based paints must be preapproved by the Los Angeles Fire Department. Painting of elevator doors is to be supervised by the elevator maintenance company appropriate to the Building.

                       SCHEDULE 1 TO EXHIBIT B - Page 3

     24. Building Manager shall at all time have access to the areas in which Tenant's work is ongoing regardless of its state, preparation and progress. Building Manager reserves the right to inspect work, stop work and/or have a worker removed from the job at any time during Tenant's work if these Rules and Regulations are not being followed.

     25. The Building shall provide electrical service consisting of 120V outlets with 15A/20A capacity. Any power requirements in excess of that listed per the Lease shall be the responsibility of the contractor. The contractor shall provide temporary electrical devices within the Premises for its subcontractors' use. The contractor will not be permitted to run extension cords through public space. The contractor shall use reasonable measures to minimize energy consumption in the construction area when possible. The Building shall pay for normal electrical consumption during the construction process. All lights and equipment must be turned off at the end of the contractor's business day. If the contractor or any construction personnel leave lights or equipment on during off hours, Building Manager reserves the right to receive from Tenant just compensation for excessive electrical consumption.

     26. The contractor and each subcontractor shall implement and maintain an accident prevention program and an employee safety training program. Proof of compliance with CAL-OSHA Rule SB198 must be submitted to Building Manager. All persons on the job, regardless of whose direct payroll they are on, are required to respond to safety instructions from the contractor's supervisor. Persons who do not respond shall be removed from the job.

     27. The contractor shall cover all return air transfers when working next to a tenant-occupied space to control the transmission of dust and dirt. Covering must be removed at the completion of daily construction. The contractor shall keep all tenant entrance and exit doors closed to restrict the movement of dust or dirt and shall close-off temporary openings with polyurethane approved by the Los Angeles Fire Department. Due to local fire codes, no openings may be made on a tenant-occupied floor to the corridor unless materials are being delivered. All HVAC filters in fan rooms shall also be delivered in operable condition at time of completion (thus temporary filter should be added to the existing filter). Pre-filters should be installed over all return air openings until finished floors are installed. If Building filters or equipment require replacement or cleaning due to construction dust, the contractor will be charged. The contractor shall verify with the Building's engineer prior to installation of pre-filters.

     28. Upon completion of Tenant's work, the contractor shall submit complete sets of marked-up as-built drawings and record documents to the architect (or space planner) for approval. Upon approval, these shall be forwarded to Building Manager. In addition, Building Manager shall be allowed to obtain, at no cost to Tenant or the contractor, copies of manuals for each item of equipment and apparatus furnished in connection with the Tenant's work.

     29. At the completion of Tenant's work, the contractor and each subcontractor, along with Building Manager's Building maintenance personnel, shall direct the checkout of utilities, operation systems and equipment for readiness, shall assist in their initial start-up and testing by subcontractors and shall provide general familiarization training for Building Manager personnel during the checkout and startup period.

     30. No tobacco smoking or chewing will be permitted in occupied or public areas. Smoking is allowed only in designated areas approved by Building Manager. It is understood that Building Manager, in its sole discretion, may choose not to designate any approved areas in the Building for smoking.

     31. No radios or other non-functional sound producing equipment will be permitted on any floor (unless required by code).

     32. Respect must be shown to the Building tenants at all times. Rude and obscene behavior, including foul and abusive language, will be not be tolerated. Offenders will be asked to remove themselves from the Premises and shall not be permitted to return.

     33. All work performed within the Building's conduits, risers and pathways (including, without limitation, cabling or wiring to the rooftop of the Building), work on the rooftop and work which affects or may reasonably be expected to affect Building systems (such as plumbing, electrical, HVAC, fire-life-safety, emergency power or the like) must be performed by bonded contractors or subcontractors specifically approved in advance by Landlord. Upon request, the Building Manager will provide Tenant with a list of approved contractors or subcontractors for certain types of projects. Access to the rooftop shall be scheduled in advance with the Building Manager. A Building engineer shall accompany all persons performing work or inspecting equipment on the rooftop, including in the case of emergency,

                       SCHEDULE 1 TO EXHIBIT B - Page 4
except as otherwise agreed in Tenant's Lease. If rooftop access is required during other than Building Hours, Tenant shall pay the cost of the Building's engineer for the time spent accompanying Tenant's contractor or other agent to the rooftop.

     34. No one shall be allowed to endanger the Building, its premises or its occupants in any manner whatsoever. If such a situation occurs, the contractor, any subcontractor, supplier, etc., shall immediately take steps to correct and eliminate the hazardous condition. In the event that the contractor's personnel fail to perform in a satisfactory manner, the Building Manager reserves the right to immediately take steps to remedy the hazard at the contractor's expense.

     35. All corrective work or work performed in occupied spaces at any time must be scheduled and approved by Building Manager and must be immediately cleaned up by the workmen prior to their leaving the job or at the end of the business day if the project is on-going. The contractor shall be responsible for all costs incurred by Building Manager if this clean-up work is not performed satisfactorily.

     36. All traffic control, flagmen, barricades, etc., as may be necessary or required by any agency having jurisdiction shall be the sole responsibility of and at the expense of the contractor.

     37. Tenant shall contact the Building Manager to schedule work on the following Building systems: (Any disruption of services will be scheduled at Building Manager's discretion.)

               A.  Domestic water.

               B.  Fire alarm or speaker.

               C. Electrical tie-ins to Base Building or the addition of equipment to any suite other than the Tenant suite except subpanels located within the Tenant premises.

               D.  Sprinkler system.

               E.  Any work that will take place outside the demised Premises.

               F.  Any tie-ins that may affect other Tenant spaces.

     If a Building alarm is turned off for the contractor's work, the contractor must notify Building Manager upon completion so the system can be tuned back on as soon as possible.

     38. No graffiti or vandalism will be tolerated. Any individual caught in the act shall be immediately removed from the Premises and will not be allowed to return. In addition, all repairs will be at the contractor's expense.

     39.  Wet paint signs must be posted in all public areas when appropriate.

     40. The contractor/subcontractors may park in designated spaces only. Any vehicles found in unauthorized spaces will be subject to towing.

     41. No contractor shall be allowed to start any work in the Building without having a current certificate of insurance on file with Building Manager. The contractor must keep current insurance certificates on all subcontractors. Any contractor or subcontractor performing work found not to have current insurance will be immediately ordered off the Premises. General contractors shall list the following as additionally insured:

               600 W. Seventh Street Associates, Inc.
               _________________

     42. The contractor/subcontractors shall obtain and pay for a City of Los Angeles business license.

     43. The contractor/subcontractors shall obtain at their expense, all permits and licenses necessary to perform the work and shall obtain at their expense, all permits and licenses necessary to perform the work and shall comply will all laws, ordinances, State and Federal government regulations, and all rules or regulations of any board or commission or other duly qualified body.

                       SCHEDULE 1 TO EXHIBIT B - Page 5

     44. All work shall be performed in accordance with all applicable laws and the rules and regulations of all City, State and Federal agencies having jurisdiction over the work.

     45. No work is to be performed, nor materials stored in public areas. No staging of trucks or materials will be allowed in areas which may affect traffic flow to the surrounding properties or ingress and egress to Building entrances, fire lanes, reserved parking areas, etc.

     46. Rubber wheels are required on all vehicles transporting materials in the Building.

     47. All equipment and material will be designed and attached for seismic loading in accordance with governmental agencies having jurisdiction over the work.

     48.  Material storage shall be limited to the Premises.

     49. The contractor, or its agent, shall provide safety barricades or cables at floor penetrations.

     50. Tenant shall take such action as is necessary to confirm that all contractors, subcontractors and other construction personnel are aware of these construction rules, including, if necessary, requiring each to sign a copy hereof.

                       SCHEDULE 1 TO EXHIBIT B - Page 6

                            SCHEDULE 2 TO EXHIBIT B
                            -----------------------

                          SPECIAL TENANT REQUIREMENTS

1st Floor
---------

1. Landlord to supply access to the Standby Power Riser from the roof to the Premises to accommodate a total of 3-3" conduits and 1-2" conduit for each of the installed Tenant generators.


  Mechanical
  ----------

  . Tenant shall have the right to replace the existing windows with louvers subject to the review and approval of Landlord, the city of Los Angeles and historical agencies of the Federal and State governments.

Tenant shall provide such sound and vibration attenuation as may be required by Landlord and public agencies having jurisdiction over the Project and shall at all times comply with Landlord's Project Sound Requirements and Specifications.

1. Tenant shall have access to and provision of the freight elevator to the Premises to transfer Equinix mechanical equipment.

2. Tenant shall have the right to connect to the Fire protection sprinkler system and connection to building fire alarms for the ground floor generator room.

3. Tenant shall be allocated its proportionate share of the total allowable day tank storage in the Building


6th Floor
---------

 Mechanical
 ----------

1. Landlord allows preaction fire protection sprinkler system in the Premises. Tenant shall be responsible for all costs of removal of the existing wet pipe sprinkler fire protection system.

2. Tenant shall be permitted to install a combined total of eight (8), eight inch (8")" pipes in the Tenant Condenser water risers. Tenant shall also be permitted to run the equivalent of 1-4" conduit to each of the installed Tenant chillers on the roof through a chase designated by Landlord.

3. Landlord shall provide a pathway for exhaust and ventilation shafts and duct to the roof or to an exterior wall louver for battery room ventilation and purge, assuming lead-acid type batteries; two locations at 4000 cfm each. Tenant shall comply with regulations of the City of Los Angeles Fire Department and other public agencies having jurisdiction , with respect to the allowable quantities of batteries in the Premises and the Building.

4. Landlord shall provide a pathway for toilet room exhaust connection to a building exhaust riser.

5. Landlord shall allow general area ventilation air from a vent shaft to the roof or from an outside wall louver subject to the review and approval of city, state and federal historical authorities.

6. Landlord shall allow installation of office area air handling systems including air handler and distribution overhead ductwork to spaces.

7. Landlord shall allow connection to the building domestic water source at this floor for use in connection to room humidification equipment.

8. Landlord shall allow Tenant to install a direct digital control (DDC) facility monitoring system as required to monitor and control the environmental systems within the Premises, monitored within the Premises.

9. Landlord shall permit Tenant to reconfigure the toilet room fixtures on the floor, provided that Tenant shall comply with the drainage stacking for the Building.

                       SCHEDULE 2 TO EXHIBIT B - Page 1

7th Floor
---------

 Electrical
 ----------

1. The administrative offices of Owner located on the 7/th/ floor shall have a preaction fire protection system installed at the cost of Equinix.

                       SCHEDULE 2 TO EXHIBIT B - Page 2

                                   EXHIBIT C
                                   ---------

                          CARRIER CENTER LOS ANGELES
                          --------------------------

                          NOTICE OF LEASE TERM DATES
                          --------------------------


To:  _______________________
     _______________________
     _______________________
     _______________________

     Re: Office Lease dated ____________, 19__ between 600 SEVENTH STREET ASSOCIATES, INC., a California corporation ("Landlord"), and _____________________, a _______________________ ("Tenant") concerning
          Suite ______ on floor(s) __________ of the office building located at [*], Los Angeles, California.

Gentlemen:

     In accordance with the Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:

     1. The Lease Term shall commence on or has commenced on ______________ for a term of __________________ ending on __________________.

     2.   Rent commenced to accrue on __________________, in the amount of
          ________________.

     3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

     4.   Your rent checks should be made payable to __________________ at
          ___________________.

     5. The exact number of rentable square feet within the Premises is ____________ square feet.

     6. Tenant's Share as adjusted based upon the exact number of rentable square feet within the Premises is ________%.

                                           "Landlord":

                                           600 SEVENTH STREET ASSOCIATES, INC.,
                                           a California corporation

                                           By:    _________________________
                                                  Name: ___________________
                                                  Title: __________________
Agreed to and Accepted
as of ____________, 19___.

"Tenant":

By: ____________________________
    Its:

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              EXHIBIT C - Page 1

                                   EXHIBIT D
                                   ---------

                          CARRIER CENTER LOS ANGELES
                          --------------------------

                             RULES AND REGULATIONS
                             ---------------------

     Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

     1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

     2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

     3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom Tenant requests passes and shall be liable to Landlord for all acts of such persons. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

     4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

     5. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours, in such specific elevator and by such personnel as shall be designated by Landlord.

     6. The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

     7. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.

     8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever

                              EXHIBIT D - Page 1
shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

     9. Tenant shall not overload the floor of the Premises without Landlord's prior written consent.

     10. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

     11. Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline, explosive material, corrosive material, material capable of emitting toxic fumes, or other inflammable or combustible fluid chemical, substitute or material except for (i) dry or gel cell batteries and (ii) the fuel stored in the Generator Fuel Tanks (defined in Article 22 of the Lease and any reasonable "belly" fuel storage tanks installed on Tenant's Generators. Tenant shall provide material safety data sheets for any Hazardous Material used or kept on the Premises.

     12. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere with other tenants or those having business therein, whether by the use of any musical instrument, radio, phonograph, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down passageways.

     13. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals, birds, aquariums, or, except in areas designated by Landlord, bicycles or other vehicles.

     14. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

     15. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises provided for in the Summary. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a messenger-type operation or dispatch office, public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Tenant shall not engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises.

     16. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

     17. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

     18. Tenant shall use reasonable best efforts to participate in recycling programs undertaken by Landlord.

     19. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Los Angeles, California without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith, at Tenant's expense, cause the Premises to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

                              EXHIBIT D - Page 2

     20. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

     21. Any persons employed by Tenant to do janitorial work shall be subject to the prior written approval of Landlord, and while in the Building and outside of the Premises, shall be subject to and under the control and direction of the Building manager (but not as an agent or servant of such manager or of Landlord), and Tenant shall be responsible for all acts of such persons.

     22. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall be responsible for any damage to the window film on the exterior windows of the Premises and shall promptly repair any such damage at Tenant's sole cost and expense. Prior to leaving the Premises for the day, Tenant shall draw or lower window coverings and extinguish all lights.

     23.  Deleted.

     24. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

     25. Tenant must comply with the City of Los Angeles "NO-SMOKING" Ordinance No. 159498. If Tenant is required under the ordinance to adopt a written smoking policy, a copy of said policy shall be on file in the office of the Building.

     26. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

     27. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings, to absorb or prevent any vibration, noise and annoyance.

     28. Tenant shall not use in any space or in the public halls of the Building, any hand trucks except those equipped with rubber tires and rubber side guards.

     29. No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

     30. No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

     31. Tenant shall not purchase spring water, towels, janitorial or maintenance or other similar services from any company or persons not approved by Landlord. Landlord shall approve a sufficient number of sources of such services to provide Tenant with a reasonable selection, but only in such instances and to such extent as Landlord in its judgment shall consider consistent with the security and proper operation of the Building.

     32. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate, visibly marked and properly operational fire extinguisher next to any duplicating or photocopying machines or similar heat producing equipment, which may or may not contain combustible material, in the Premises.

     Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

                              EXHIBIT D - Page 3

                                   EXHIBIT E
                                   ---------

                          CARRIER CENTER LOS ANGELES
                          --------------------------

                     FORM OF TENANT'S ESTOPPEL CERTIFICATE
                     -------------------------------------

     The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of ___________, 199__ by and between 600 SEVENTH STREET ASSOCIATES, INC., a California corporation a California limited liability company, and 717 SOUTH GRAND ASSOCIATES, INC., a California corporation, collectively as Landlord, and the undersigned as Tenant, for Premises on the ______________ floor(s) of the office building located at [*], Los Angeles, California ____________, certifies as follows:

     1.  Attached hereto as Exhibit A is a true and correct copy of the Lease
                            ---------
and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises
---------
and the project of which the Premises are a part.

     2. The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on __________, and the Lease Term expires on ___________, and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Project except as otherwise set forth in the Lease.

     3.  Base Rent became payable on ____________.

     4. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.
                                                         ---------

     5. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

     6.  Tenant shall not modify the documents contained in Exhibit A without
                                                            ---------
the prior written consent of Landlord's mortgagee.

     7. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ___________. The current monthly installment of Base Rent is $_____________________.

     8. To the actual knowledge of Tenant, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder.

     9. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

     10. As of the date hereof, there are no existing defenses or offsets, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

     11. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     12. There are no actions pending against the undersigned or any guarantor of the Lease under the bankruptcy or similar laws of the United States or any state.

     13. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

     14. To the undersigned's knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              EXHIBIT E - Page 1

     The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

Executed at ______________ on the ____ day of ___________, 19__.

                              "Tenant"

                              ______________________________, a
                              ______________________________

                              By: ________________________________
                                  Name:___________________________
                                  Title: _________________________

                              EXHIBIT E - Page 1

                                   EXHIBIT F
                                   ---------

                           CARRIER CENTER LOS ANGELES

                       FORM OF NON-DISTURBANCE AGREEMENT
                       ---------------------------------

                 [To be Provided by Landlord's Lender]

                              EXHIBIT F - Page 1

                                   EXHIBIT G

                          CARRIER CENTER LOS ANGELES

                 PROJECT SOUND REQUIREMENTS AND SPECIFICATIONS
                 ---------------------------------------------


Noise and Vibration Control Design Requirements

It is the responsibility of each Design Builder to ensure that all mechanical, electrical, plumbing and elevator equipment and systems comply with the following noise and vibration criteria. The means employed to satisfy the criteria will include: selection of suitably quiet equipment, sound traps, acoustical enclosures, vibration isolators and generator exhaust mufflers.

It is strongly recommended that each Design Builder retains the services of a suitably qualified and experienced Acoustical Consultant to assist in designing suitably quiet and low-vibration systems.

1.   Noise Emissions to the Exterior
------------------------------------

     Noise emissions to the exterior surroundings shall satisfy all requirements of the Noise Regulations Chapter of the City of Los Angeles Municipal Code. Full account shall be taken of:

     The nature of the noise produced by source, including penalties for tonal or impulsive characteristics.

     a)  The zone classification of the surrounding properties.

     b)  The operating times of the equipment.

     c) The additive effects of multiple noise sources operating simultaneously.

     In addition, the total noise produced by mechanical, electrical, plumbing and elevator equipment associated with the base building and each of the tenancies shall be within the following "noise budget" limits when measured at the neighboring properties:

-------------------------------------------------------------------------------------------------------------
                                                        Noise Budget - Combined Effect of All Equipment
-------------------------------------------------------------------------------------------------------------
                                                      Daytime (7am - 10pm)            Nighttime (10pm - 7am)
-------------------------------------------------------------------------------------------------------------
        Base Building Equipment                             60 dBA                           55 dBA
-------------------------------------------------------------------------------------------------------------
   Equipment Provided by Each Tenant:
-------------------------------------------------------------------------------------------------------------
    Total Size of    Less than  1/2 Floor                   49 dBA                           44 dBA
       Tenancy
------------------------------------------------------------------------------------------------------------
                        1/2 - 1 Floor                       52 dBA                           47 dBA
------------------------------------------------------------------------------------------------------------
                      1 - 1 1/2 Floors                      55 dBA                           50 dBA
------------------------------------------------------------------------------------------------------------
                      1 1/2 - 2 Floors                      57 dBA                           52 dBA
------------------------------------------------------------------------------------------------------------

     i. The noise budget values apply to all normally operating equipment - such as fans, cooling towers, dry coolers, heat pumps, chillers, transformers, pumps etc. - as well as the routine testing of emergency equipment.

     ii. Each Design Builder shall demonstrate - to the satisfaction of the Owner - that the total effect of noise emitted by equipment within their scope of work is within the appropriate noise budget value under both day and night time operating conditions. During design, community noise impact calculations, based on manufacturers' certified noise data, shall be submitted for approval.

     iii. All Design Builders should be aware of the proximity of existing noise-sensitive properties around the project site and the difficulties these adjacencies imply in terms of community noise control.

           The existing sensitive neighbors include the Hyatt Regency Hotel and Christian Science Center on South Hope and the residential buildings on South Olive.

                              EXHIBIT G - Page 1

     iv. The possibility of future development on the vacant space (currently an open parking lot) situated on the block between South Grand, South Olive, 7th and 8th Streets be taken into account in the Design Builders' noise impact analysis.

     v. Certain items of equipment will produce noise that has either a tonal or impulsive characteristic. Also, the combination of multiple similar noise sources can exaggerate tonal noise effects and "beating" (a type of impulsive noise) can occur when several very similar noise sources operate simultaneously. Tonal, impulsive or beating characteristics tend to make noise more annoying and this is recognized by the City Noise Ordinance, which applies a 5dBA penalty to such noise.

     The noise budget values given in the above table must therefore be reduced by 5dBA in any cases where either an individual item of equipment or the combination of several items of equipment produces tonal or impulsive noise (including beating).

  2. Interior Background Noise Levels
     --------------------------------

     Background noise levels in the occupied areas of the building shall meet the requirements of Table 2, Chapter 43 of the ASHRAE Handbook, HVAC Applications I-P Edition.

  3. Vibration
     ---------

     Vibration levels in occupied areas, circulation and toilet rooms shall not exceed the criteria recommended in the current version of ANSI S3.29 "Guide to the Evaluation of Human Exposure to Vibration in Buildings."

          In technical areas, vibration levels shall be limited to either: the criteria recommended in ANSI S3.29, or vibration sensitivity criteria applicable to the telecommunications industry - whichever are the more stringent.

                              EXHIBIT G - Page 2

                                   EXHIBIT H
                                   ---------

                           CARRIER CENTER LOS ANGELES
                           --------------------------

                              ANTENNA SPACE RIDER
                              -------------------

     1.  Lease of Antenna Space.  Tenant wishes to install on the top roof of
         ----------------------
the Building (a) one GPS antenna as more particularly described below in this section (collectively, the "Antennas "); and (b) one 2-inch conduit per each Antenna connecting such Antenna to the Premises (collectively, the "Antenna Conduits "). The Antennas to be installed by Tenant under this Rider shall be installed in a one hundred square foot pad on the roof of the Building designated by Landlord:

        X
       ---

     The space to be occupied by the Antennas and their exact location on the top roof of the Building shall be designated by Landlord in its sole, reasonable discretion and is hereby referred to as the "Antenna Space ." The exact location of the Antenna Conduits and their precise route running from the Antenna Space to the Premises shall be designated by Landlord in its sole, reasonable discretion. The space within the Antenna Conduits is hereby referred to as the "Antenna Conduit Space ." Effective as of the date Landlord tenders possession of the Antenna Space and the Antenna Conduit Space to Tenant (the "Antenna Space Effective Date "), the Premises shall be expanded to include the Antenna Space and the Antenna Conduit Space.

     2.  Use of Antenna Space and Antenna Conduit Space.  The Antenna Space
         ----------------------------------------------
shall be used by Tenant only for the installation and operation of the Antennas. The Antenna Conduit Space shall be used by Tenant only for installing the Antenna Conduits and running cable or connecting lines through the Antenna Conduits to connect the Antennas to the Premises.

     The installation of the Antennas, the Antenna Conduit, and cable and connecting lines through the Antenna Conduits shall be performed by contractors approved by Landlord in advance in writing and in accordance with Article 8 of the Lease. Tenant shall pay all costs for such installation, including the cost of the equipment and materials.

     All ongoing operation and maintenance of the Antennas and the Antenna Conduits shall be at the sole cost and expense of Tenant (including, but not limited to, costs of any electrical supply, which, if Landlord so elects, shall be metered separately to Tenant at Tenant's expense). Such ongoing operation and maintenance of the Antennas and the Antenna Conduits shall be conducted by Tenant in accordance with the Lease, all applicable laws (including but not limited to any requirements for obtaining conditional use permits) and all Landlord's building rules in effect from time to time. Without limiting the foregoing, any installation activities by Tenant regarding the Antennas or the Antenna Conduits, and Tenant's ongoing use of the Antennas and the Antenna Conduits, shall require Landlord's prior written approval of (i) the plans and specifications for any installation work; (ii) a description of the areas of the Building to which Tenant will require access both for the initial work and for ongoing maintenance of the improvements or installations; (iii) the names and credentials of all contractors and subcontractors who will perform such work as selected from Landlord's list of contractors and subcontractors currently approved by Landlord for work in the Building; (iv) copies of all liability, casualty and worker's compensation insurance applicable to the construction, maintenance and ongoing operation of the improvements and installations; and (v) copies of all governmental permits (including conditional use permits) required for the work. Landlord's approval shall not be unreasonably withheld or delayed.

     Tenant represents and warrants to Landlord that the Antennas will not interfere with the operation, transmissions or reception of any other antennas, satellite dishes or equipment on the roof of the Building. In the event that the Antennas do interfere with such operation, transmissions or reception, then (without limiting any other remedy of Landlord) Tenant shall, promptly after written notice from Landlord, cease operation of and remove the Antennas from the Building at its sole cost and expense, and this Antenna Space Rider to the Lease shall thereupon be deleted from the Lease with respect to the then remaining Lease term.

     3.  Removal of Antennas, Cable and Connecting Lines.  Tenant agrees that,
         -----------------------------------------------
upon the expiration or termination of the Lease, Tenant (or, at Landlord's election, the contractor designated by Landlord) shall promptly remove, at Tenant's sole cost and expense, the Antennas and all cable, connecting lines, and other installations installed under this Rider (excepting the Antenna Conduits themselves, which shall remain the property of Landlord), and restore those portions of the Building damaged by such removal to their condition immediately prior to the installation of such items. If Tenant

                              EXHIBIT H - Page 1
fails to promptly remove all such items pursuant to this Section 4, or if Landlord elects to have such work performed by Landlord's contractor, Landlord may remove such items installed hereunder, and restore those portions of the Building damaged by such removal to their condition immediately prior to the installation, in which case Tenant agrees promptly to pay Landlord's reasonable costs of removal and restoration, including Landlord's administrative fee.

     4.  Miscellaneous.  This Rider supersedes all prior or contemporaneous
         -------------
understandings, negotiations or agreements between the parties, whether written or oral, with respect to its subject matter. This Rider is part of and shall be attached as an addendum to the Lease. All terms of the Lease which have not been expressly altered by this Rider shall remain in full force and effect.

                              EXHIBIT H - Page 2

                                   EXHIBIT I
                                   ---------

                          FORM OF MEMORANDUM OF LEASE
                          ---------------------------

RECORDING REQUESTED
BY AND WHEN
RECORDED RETURN TO:

_____________________
_____________________
_____________________
_____________________

================================================================================

                              MEMORANDUM OF LEASE

     THIS MEMORANDUM OF LEASE is entered into as of _____________________, by and between 600 SEVENTH STREET ASSOCIATES, INC., a California corporation, (hereinafter referred to as "Landlord"), and EQUINIX, INC., a Delaware corporation (hereinafter referred to as "Tenant").

     1. For valuable consideration, Landlord does hereby lease and demise to Tenant and Tenant hereby leases from Landlord approximately _____________ square feet in a building ("Building") containing approximately ________________ square feet to be constructed on the land ("Land") described or depicted on Exhibit A
                                                                     ---------
attached to this Memorandum of Lease and made a part hereof by this reference (collectively, the "Premises").

     2. The terms and conditions of the leasing of the Premises are set forth in a Lease dated _________________________ ("Lease"), between Landlord and Tenant, which is incorporated herein by this reference as though fully set forth. Without limiting the foregoing, the Lease contains provisions which give effect to the following:

          (a) The Term (as defined in the Lease) of the Lease will commence on or about ______________________ (with the exact date of commencement to be determined by the provisions of the Lease) and extend for a period of __________________ years thereafter; and

          (b) Tenant has the right and option to extend the Term of the Lease for _________________ successive year renewal terms, in accordance with the provisions of the Lease; and

          (c) Tenant has the right and option to lease from Landlord from time to time while the Lease remains in effect any portion of the Building which is not subject to the Lease, subject to and in accordance with Section ____ of the Lease.

     3. The Lease contains other terms and conditions pertinent to the legal relationship among the Landlord, Tenant and mortgagees of Landlord, including, without limitation, terms and conditions relating to the occupancy and use of, and otherwise affecting, the Premises, public notice of the existence of the same being hereby given.

                                   EXHIBIT I

 Executed the day and year first above written.

                                       LANDLORD:

                                       600 SEVENTH STREET ASSOCIATES, INC., a
                                       California corporation


                                       By: ___________________________________
                                             Name: _________________
                                             Title: __________________________


                                       TENANT:
                                       EQUINIX, INC., a Delaware corporation


                                       By: ___________________________________
                                             Name: _________________
                                             Title: __________________________

                               EXHIBIT I- Page 2

STATE OF _______________________)
                                )  Ss.
COUNTY OF ______________________)

     On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________ and ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signature on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.

                         ____________________________________________
                         Notary Public in and for said State



STATE OF _______________________)
                                )  Ss.
COUNTY OF ______________________)

     On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________ and ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signature on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.

                         ____________________________________________
                         Notary Public in and for said State

                              EXHIBIT I - Page 3